SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. ____________)

FILED  BY  THE  REGISTRANT
FILED  BY  A  PARTY  OTHER  THAN  THE  REGISTRANT
CHECK  THE  APPROPRIATE  BOX:
     PRELIMINARY  PROXY  STATEMENT
     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
     DEFINITIVE  PROXY  STATEMENT
     DEFINITIVE  ADDITIONAL  MATERIALS
     SOLICITING  MATERIAL  PURSUANT  TO  RULE  14A-11(C)  OR  RULE  14A-12

                              COASTAL BANCORP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT))

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX):
     NO  FEE  REQUIRED.
     FEE  COMPUTED  ON  TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

     (1)     TITLE  OF  EACH  CLASS  OF SECURITIES TO WHICH TRANSACTION APPLIES:

___________________________________
     (2)     AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

___________________________________
     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE
          ACT RULE 0-11: (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

___________________________________
     (4)     PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:

___________________________________
     (5)     TOTAL  FEE  PAID:

___________________________________
     FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS:
     CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     (1)     AMOUNT  PREVIOUSLY  PAID:

___________________________________
     (2)     FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NO.:

___________________________________
     (3)     FILING  PARTY:

___________________________________
     (4)     DATE  FILED:


___________________________________

                                                        March 23, 1999


Dear  Stockholder:

     You are cordially invited to attend the Annual Meeting of the stockholders of Coastal Bancorp, Inc. (the "Company"). The meeting will be held at the corporate offices of Coastal Bancorp, Inc., at 5718 Westheimer, Houston, Texas in the Coastal Banc auditorium, Suite 1101, on Thursday, April 22, 1999, at 11:00 a.m., Central Time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. Stockholders will vote to elect directors, act on the Company's 1999 Stock Compensation Program, act on an adjournment of the Annual Meeting, if necessary, and ratify the Company's independent auditors. The Company's Board of Directors believes that these proposals are in the best interest of the Company and its stockholders and recommends that stockholders vote "for" them at the Annual Meeting. Directors and officers of the Company and representatives of the Company's independent auditors will be present to respond to any questions that our stockholders may have.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Let me urge you to mark, sign and date your proxy card today and return it in the postage paid envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Coastal Bancorp, Inc. is appreciated.

                                        Sincerely,




                                        /s/   Manuel  J.  Mehos
                                        Manuel  J.  Mehos
                                        Chairman  of  the  Board,  President
                                        and  Chief  Executive  Officer

                              COASTAL BANCORP, INC.
                               COASTAL BANC PLAZA
                           5718 WESTHEIMER, SUITE 600
                              HOUSTON, TEXAS  77057

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 22, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Coastal Bancorp, Inc. (the "Company") will be held at the corporate offices of Coastal Bancorp, Inc., at 5718 Westheimer, Suite 1101, Houston, Texas at 11:00 a.m., Central Time, on April 22, 1999 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect two directors of the Company to serve until the annual meeting of stockholders in the year 2002 and until their successors are elected and qualified;

     (2) To consider and act upon a proposal to adopt the 1999 Stock Compensation Program for the Company and its subsidiaries;

     (3)     To  vote  on  a  proposal  to  approve an adjournment of the Annual
Meeting to another date and time for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the proposal relating to the 1999 Stock Compensation Program;

     (4) To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and,

     (5) To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management of the Company is not aware of any matters other than those set forth above which may properly come before the Annual Meeting.

     The Board of Directors has fixed February 25, 1999 for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment or postponement.

                                   BY  ORDER  OF  THE  BOARD  OF
                                   DIRECTORS





                                   /s/   Linda  B.  Frazier
                                   Linda  B.  Frazier
                                   Secretary


Houston,  Texas
March  23,  1999


     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.




                              COASTAL BANCORP, INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished to the holders of the common stock, $.01 par value per share (the "Common Stock") of Coastal Bancorp, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company, to be used at the Annual Meeting of Stockholders to be held at the corporate offices of Coastal Bancorp, Inc., at 5718 Westheimer, Houston, Texas in the Coastal Banc auditorium, Suite 1101, at 11:00 a.m., Central Time, on April 22, 1999 and at any adjournment or postponement thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is expected to be mailed to stockholders on or about March 23, 1999.

     Each proxy solicited hereby, if properly signed and returned to the Company, will be voted in accordance with the instructions contained therein if it is not revoked prior to its use. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY RECEIVED WILL BE VOTED: (I) FOR THE ELECTION OF THE BOARD'S NOMINEES AS DIRECTORS OF THE COMPANY; (II) FOR THE PROPOSAL TO CONSIDER AND ACT UPON A PROPOSAL TO ADOPT THE 1999 STOCK COMPENSATION PROGRAM FOR THE COMPANY AND ITS SUBSIDIARIES; (III) FOR THE PROPOSAL TO APPROVE AN ADJOURNMENT OF THE ANNUAL MEETING TO ANOTHER DATE AND TIME FOR THE PURPOSE OF SOLICITING ADDITIONAL
PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE PROPOSAL RELATING TO THE 1999 STOCK COMPENSATION PROGRAM; (IV) FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999; AND (V) UPON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS APPOINTED AS PROXIES. ANY HOLDER OF COMMON STOCK WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH SUCH SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE PRECEDING SENTENCE.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice of revocation thereof (Linda B. Frazier, Coastal Bancorp, Inc., Coastal Banc Plaza, 5718 Westheimer, Suite 600, Houston, Texas 77057), (ii) submitting a duly executed proxy bearing a later date; or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

                             BACKGROUND INFORMATION
                                       ON
                              COASTAL BANCORP, INC.
                                       AND
                                  SUBSIDIARIES

     Coastal Bancorp, Inc. (the "Company") is engaged primarily in the business of serving as the parent holding company for Coastal Banc ssb (the "Bank"). The Company was incorporated in March 1994 in connection with the reorganization of Coastal Banc Savings Association, a Texas-chartered thrift institution (the "Association") into the holding company form of organization. In connection with the reorganization, which was completed in July 1994, the Association concurrently converted into a Texas-chartered savings bank and took its present name. In November 1996, in order to minimize state taxes, the Company's corporate structure was again reorganized by forming Coastal Banc Holding Company, Inc. ("HoCo") as a Delaware holding company. HoCo became a wholly-owned subsidiary of the Company and the Bank became a wholly-owned subsidiary of HoCo. Coastal Bancorp, Inc. is a registered unitary savings and loan holding company regulated by the Office of Thrift Supervision.


                        VOTING SECURITIES AND BENEFICIAL
                                OWNERSHIP THEREOF

     Only holders of record of the Company's Common Stock at the close of business on February 25, 1999 ("Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 6,880,964 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Only holders of Company Common Stock will be entitled to vote at the Annual Meeting and each share of Common Stock will be entitled to one vote on all matters properly presented. Stockholders of the Company are not permitted to cumulate their votes for the election of directors. All share balances set forth herein have been adjusted to reflect the 3:2 stock split that was paid on June 15, 1998.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for the approval of the 1999 Stock Compensation Program, to adjourn the Annual Meeting, if necessary, and to approve the proposal to ratify the appointment of the Company's independent auditors.

     Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have the same effect as a vote against the proposal to approve the 1999 Stock Compensation Program, against the proposal to adjourn the Annual Meeting, if necessary, and against the proposal to ratify the appointment of the Company's independent auditors, but will not be counted as votes cast for the election of directors and, thus, will have no effect on the voting for the election of directors. Under the applicable rules, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes".

     At February 25, 1999, directors, executive officers and their affiliates beneficially owned 1,360,943 shares of Common Stock or 20.28% of the total shares of Common Stock outstanding on such date. It is anticipated that all of such shares will be voted for the election of the nominees of the Company's Board of Directors and in favor of all of the proposals of the Board described herein.

     The following table sets forth the beneficial ownership of the Common Stock as of February 25, 1999, with respect to (i) any person or entity who is known to the Company to be the beneficial owner of 5% or more of the Common Stock;
(ii) each nominee for director; (iii) each director of the Company; (iv) each of the executive officers named in the summary compensation table (see "Executive Compensation - Summary Compensation Table") and (v) all directors and executive officers of the Company and its subsidiary, Coastal Banc ssb, as a group. The address for all directors and executive officers of the Company and the Bank is Coastal Banc Plaza, 5718 Westheimer, Suite 600, Houston, Texas 77057. Except as set forth below, as of February 25, 1999, the Company was aware of no other person or entity unaffiliated with the Company that was the beneficial owner of 5% or more of the Common Stock.

------


                                            Amount of Shares of
                                                Common Stock
Name                                         Beneficially Owned
(and Address) of                             as of February 25,   Percent of
Beneficial Owner                                  1999(1)            Class
------------------------------------------  --------------------  -----------

First Manhattan Co.. . . . . . . . . . . .        728,988(2)       10.60%
437 Madison Avenue
New York, New York 10022

Thomson Horstmann & Bryant, Inc. . . . . .        665,300(2)        9.67
Park 80 West, Plaza II
Saddle Brook, New Jersey 07662

Dimensional Fund Advisors, Inc.. . . . . .        438,150(2)        6.37
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

Weiss Peck & Greer, L.L.C. . . . . . . . .        376,850(2)        5.48
One New York Plaza, 30th Floor
New York, New York 10004

Friedman Billings Ramsey & Co., Inc. . . .        232,437(2)        3.38
1001 19th Street North
Arlington, Virginia 22209-1710

Robert Edwin Allday, Director. . . . . . .              0(3)           *
Coastal Bancorp, Inc. and Coastal Banc ssb

D. Fort Flowers, Jr., Director . . . . . .        274,020(4)        3.98
Coastal Bancorp, Inc. and Coastal Banc ssb

Dennis S. Frank, Director. . . . . . . . .            2,700            *
Coastal Bancorp, Inc. and Coastal Banc ssb

Robert E. Johnson, Jr., Director . . . . .           19,320            *
Coastal Bancorp, Inc. and Coastal Banc ssb

Manuel J. Mehos, Chairman of the Board,. .        568,250(5)(6)     8.26
President and Chief Executive Officer
Coastal Bancorp, Inc., Coastal Banc
Holding Company, Inc. and
Coastal Banc ssb

------


                                               Amount of Shares of
                                                   Common Stock
Name                                            Beneficially Owned
(and Address) of                                as of February 25,   Percent of
Beneficial Owner                                     1999(1)            Class
---------------------------------------------  --------------------  -----------


James C. Niver, Director. . . . . . . . . . .        553,428(6)        8.04%
Coastal Bancorp, Inc. and Coastal Banc ssb

John D. Bird, Executive Vice President, . . .         42,416(5)           *
Chief Administrative Officer and
Assistant Secretary
Coastal Banc ssb

Gary R. Garrett, Executive Vice President . .         47,206(5)           *
and Chief Lending Officer
Coastal Banc ssb

David R. Graham, Executive Vice President - .         21,764(5)           *
Real Estate Lending
Coastal Banc ssb

Nancy S. Vadasz, Executive Vice President - .         26,844(5)           *
Market and Product Strategies
Coastal Banc ssb

Catherine N. Wylie, Executive Vice President.         46,447(5)           *
and Chief Financial Officer
Coastal Bancorp, Inc., Coastal Banc Holding
Company, Inc. and Coastal Banc ssb

All directors and executive officers of the .      1,360,943(5)       20.28
Company and the Bank as a group
(11 persons)


______________________
----------------------

*     Represents  less  than  1.0%  of  the  Common  Stock  outstanding.


(1) Based upon information furnished by the respective individuals and filings pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information is not necessarily indicative of beneficial ownership for any other purpose. Under regulations promulgated pursuant to the Exchange Act, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)     Based  on  a  Schedule  13G  filed  under  the  Exchange  Act.

(3) Mr. Allday is the beneficial owner of 2,000 shares of the Bank's 9.0% Noncumulative Preferred Stock, Series A.

(4) Of such shares, 269,520 are owned by a trust over which Mr. Flowers has shared voting and dispositive power with two other co-trustees.

(5) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group. The amounts set forth in the table include 41,416, 46,706, 21,764, 124,750, 26,844 and 42,522 shares which may be received upon the exercise of stock options by Messrs. Bird, Garrett, Graham and Mehos and Mmes. Vadasz and Wylie, respectively, pursuant to stock options. For all directors and executive officers as a group, the number of shares includes 304,002 shares of Common Stock subject to outstanding stock options.

(6) Mr. Niver is the co-trustee with his wife of a trust which holds such shares for their benefit.


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS


ELECTION  OF  DIRECTORS

     Coastal Bancorp, Inc. is a Texas corporation, formed pursuant to the Texas Business Corporation Act which requires that the business and affairs of the Company shall be managed by or under the direction of the Board of Directors. The Company's Articles of Incorporation provide that the Company's Board of Directors be divided into three classes as nearly equal in number as possible, with one class to be elected annually, and the Bylaws state that members of each class are to be elected for a term of office to expire at the third succeeding annual meeting of stockholders and when their respective successors have been elected and qualified. The number of directors is determined from time to time by resolution of the Board. Mr. Stone, effective November 24, 1998, resigned from the Board of Directors for personal reasons. On January 28, 1999, the Board of Directors nominated and approved Mr. Paul W. Hobby to replace Mr. Stone.

     Two directors are to be elected at this Annual Meeting to hold office until the Annual Meeting in 2002 or until their successors are elected and qualified. The information set forth below relating to a director's tenure is as of the date he was first elected as director of either the Association or the Company, where applicable. There are no arrangements or understandings between the Company and any person pursuant to which such person has been selected as a nominee, and no director is related to any other director or executive officer of the Company or the Bank by blood, marriage or adoption.

INFORMATION  WITH  RESPECT  TO  CONTINUING  DIRECTORS

     Information concerning those members of the Board whose terms do not expire in 1999, including age, tenure and principal position with the Company and principal occupation during the past five years, as well as the year his term will expire, is set forth below:

     MANUEL J. MEHOS. Age 44. Director since 1986. Mr. Mehos is the Chairman of the Board, President and Chief Executive Officer of the Company, Coastal Banc Holding Company, Inc., Coastal Banc Capital Corp., and the Bank and also Chief Executive Officer of CoastalBanc Financial Corp., a Bank subsidiary. He is also a director of each of the Bank's subsidiaries and is the President of CBS Asset Corp., CBS Builders, Inc. and CoastalBanc Investment Corporation, which are wholly-owned subsidiaries of the Bank, all of which are located in Houston, Texas. CBS Asset Corp., CBS Builders, Inc. and CoastalBanc Investment Corporation are presently inactive. Mr. Mehos also currently serves on the Finance Commission of Texas. His term as a director of the Company will expire in 2000.

     JAMES C. NIVER. Age 69. Director since 1986. Mr. Niver is retired and from 1972 until 1995 was employed by Century Land Company, Houston, Texas, retiring as its President. His term as a director of the Company will expire in 2000.

     R. EDWIN ALLDAY. Age 48. Director since 1986. Mr. Allday is a private investor and in September 1993 became a senior consultant with The Dini Partners, Inc., Houston, Texas, a company that provides counseling in philanthropy and non-profit company management. Mr. Allday was an independent consultant for community relations for charitable organizations from March 1990 to June 1993. From August 1988 to March 1990, Mr. Allday was the Chief Operating Officer of the American Leadership Forum, a non-profit organization which teaches business leadership skills located in Houston, Texas. From March 1982 to August 1988, Mr. Allday was the General Manager of Anglia Companies, a family-owned investment management business in Houston, Texas. His term as a director of the Company will expire in 2001.

     D.  FORT  FLOWERS,  JR.  Age  37.  Director since 1992.  Mr. Flowers is the
President of Sentinel Trust Company, a Texas Limited Banking Association, Houston, Texas, providing fiduciary and investment management services to affluent families, their closely held corporations and foundations, a position he has held since January 1997. Mr. Flowers was Chairman of the Board of DIFCO, Inc., a railroad car engineering and manufacturing company from before the time he became a director until August, 1997 when that company was sold. His term as a director of the Company will expire in 2001.

     DENNIS S. FRANK. Age 42. Director since 1988. Mr. Frank is the Chairman of the Board, Chief Executive Officer and President of Silvergate Bancorp, La Mesa, California, a position he has held since December 1996. Additionally, he has been the President and Chief Executive Officer of DSF Management Corp., a private investment company, located in Houston, Texas, since March 1994. Prior to that, Mr. Frank was the Manager of the Association's Capital Markets Division from July 1988 to April 1993 and a consultant to the Association from April 1993 to April 1994. His term as a director of the Company will expire in 2001.


INFORMATION  WITH  RESPECT  TO  NOMINEES  FOR  DIRECTOR

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted "FOR" the election of each of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the Board of Directors will nominate, and the persons named as proxies will vote, for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     Information concerning the nominees for director, including age, tenure, principal position with the Company and principal occupation during the past five years, as well as the year his term will expire, is set forth below:

     ROBERT E. JOHNSON, JR. Age 45. Director since 1986. Mr. Johnson is a partner in the law firm of Johnson & Johnson, Austin, Texas. If elected, his term as a director of the Company will expire in 2002.

     PAUL  W.  HOBBY.  Age  38.  Director  since  January,  1999.  Mr.  Hobby is
Chairman and Chief Executive Officer of Hobby Media Services, Inc., Houston, Texas, a Houston based corporation which invests in traditional and new media services. Mr. Hobby also serves on the board of directors of various civic, charitable and professional associations. If elected, his term as a director of the Company will expire in 2002.

                THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE
                NOMINEES BE ELECTED AS DIRECTORS OF THE COMPANY.

STOCKHOLDER  NOMINATIONS

     The Company's Articles of Incorporation govern nominations for election to the Board of Directors and require that all nominations for election to the Board of Directors other than those made by the Board, be made by a stockholder who has complied with the notice provisions in the Articles. Written notice of a stockholder's nomination must be communicated to the attention of the Company's Secretary and either delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company, and with respect to a special meeting of stockholders for the election of directors, on the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Such notice shall include specified matters as set forth in the Articles of Incorporation. If the nomination is not made in accordance with the requirements set forth in the Articles of Incorporation, the defective nomination will be disregarded at the Annual Meeting. The Company did not receive any nominations from stockholders for the Annual Meeting.


BOARD  OF  DIRECTORS  MEETINGS  AND  COMMITTEES
  OF  COASTAL  BANCORP,  INC.  AND  COASTAL  BANC  SSB

     Regular meetings of the Board of Directors of the Company are held at least quarterly and special meetings may be called at any time as necessary. During the year ended December 31, 1998, the Board of Directors of the Company held eleven meetings. No incumbent director of the Company attended fewer than 75% of the Board meetings held during the period in which he served as a director in 1998.

     The Board of Directors is authorized by its Bylaws to elect members of the Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company. At December 31, 1998, there were no committees of the Board of the Company.

     Regular meetings of the Board of Directors of the Bank are held monthly and special meetings may be called at any time as necessary. During the year ended December 31, 1998, the Board of Directors of the Bank held twelve meetings. No incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings held during the period in which he served as a director and the total number of meetings held by committees of the Board of Directors of the Bank on which he served in 1998.

     The Board of Directors of the Bank is authorized by its Bylaws to elect members of the Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Bank. At December 31, 1998, the Bank had an Audit, Compensation, Asset/Liability, Directors' Loan Review, Community Reinvestment Act Committee and an Investment Banking Committee.

     The Audit Committee of the Bank's Board is responsible for reviewing the reports of the independent auditors and examination reports of regulatory authorities, monitoring the functions of the internal audit department, which reports directly to this Committee, and generally overseeing compliance with internal policies and procedures. The Audit Committee members are Messrs. Niver (Chairman), Allday and Johnson. This Committee met six times during 1998.

     The Compensation Committee reviews the compensation of senior executive officers and recommends to the Board adjustments in such compensation based on a number of factors, including the profitability of the Bank. Messrs. Niver (Chairman), Flowers and Johnson comprise the Compensation Committee, which met two times during 1998. See "Executive Compensation - Report of the Board of Directors on Compensation During Fiscal 1998."

     The Asset/Liability Committee met four times in 1998 to authorize investment categories, overall investment limitations and brokers to be utilized, to review trade recommendations and past trades of the Asset/Liability Subcommittee (composed of certain officers) and compliance of the Bank's investment activities with the Bank's Investment and Interest Rate Risk Policies and with Board recommendations. The Committee also makes interest rate risk assessments and formulates asset/liability management policy for the forthcoming quarterly period. This Committee consists of Messrs. Frank (Chairman), Flowers, Mehos and Hobby.

     The Directors' Loan Review Committee met twelve times in 1998 to approve and/or review certain loans. The Committee can approve any class or type of loan which is authorized for investment by the Board. Specified loan authority limits are further delegated to the management loan committee, the management construction loan committee or an individual officer of the Bank. The Directors' Loan Review Committee consists of Messrs. Mehos (Chairman), Flowers, Frank, Niver, and Stone.

     The Community Reinvestment Act ("CRA") Committee was established to monitor the Bank's efforts in serving the credit needs of the residents of the communities in which it does business, including those credit-worthy persons having low and moderate incomes. The CRA Committee has appointed a CRA Officer who is responsible for developing and administering the Bank's CRA program and for training the Bank's staff to comply with CRA regulations, and Bank policies and procedures. The CRA Officer chairs a management CRA Committee which works to oversee that the Bank meets the procedural requirements of the CRA. The CRA Committee is composed of Messrs. Allday (Chairman), Frank, Mehos and Johnson and met two times in 1998.

     The Investment Banking Committee was established in 1998 to review and recommend to the Board possible acquisitions of investment banking firms. The committee is composed of Messrs. Mehos, Flowers and Stone, prior to his resignation met two times during 1998. Mr. Hobby will be serving as a member of this committee in 1999.

BOARD  FEES

     Through October 22, 1998, each non-employee director of the Company and the Bank was paid a fee of $1,550 for attendance at Board meetings and a fee of $300 for each committee meeting attended. Directors who were members of the Loan Review Committee or who attended any ad hoc Portfolio Control Center ("PCC") meetings were paid a maximum of $600 per month for all such meetings. From November, 1998, each non-employee director of the Company and the Bank was paid a fee of $2,000 for attendance at Board meetings, $400 for each committee meeting attended and $800 for all Loan Review Committee/PCC meetings attended. When the Board of the Company meets on the same day as the Board of the Bank, only one attendance fee is paid for that date. No fees are paid for non-attendance; attendance by conference telephone is similarly not compensated. Directors are also reimbursed for reasonable travel expenses. Directors who are also employees of the Company and the Bank receive no fees for attendance at Board or committee meetings.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers, directors and beneficial owners of more than 10% of any class of equity securities of the Company to file reports to indicate ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of such reports.

     Based upon a review of the copies of such forms, the Company believes that during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to the Company's officers and directors of the Company and/or the Bank were complied with. However, the Company believes that First Manhattan Co. did not file the required reports.

EXECUTIVE  OFFICERS  WHO  ARE  NOT  DIRECTORS

     The following table sets forth information concerning executive officers of the Company, the Bank or other subsidiaries who do not serve on the Company's Board of Directors. All executive officers are elected by the Board of Directors of the Company or the Bank or of the respective subsidiary and serve until their successors are elected and qualified. No such executive officer is related to any director or other executive officer of the Company or the Bank or its subsidiaries by blood, marriage or adoption, and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected an executive officer.


                                                             Position with the Company and/or
                                                              the Bank and other subsidiaries
       Name                   Age                        Principal Occupation During Last Five Years
   ---------                 ------                       -------------------------------------------

John D. Bird                   55                    Executive Vice President of the Bank since August 1993,
                                                     Chief Administrative Officer since June 1993, and
                                                     Assistant Secretary of the Bank since March 1986;
                                                     Chief Operations Officer of the Bank from March 1986
                                                     to June 1993; President and sole stockholder of Coastal
                                                     Banc Insurance Agency, Inc., an affiliate of the Bank,
                                                     since May 1987.

Gary R. Garrett               52                     Executive Vice President of the Bank since August 1993
                                                     and a director of each of the Bank's subsidiaries;
                                                     Chief Lending Officer of  the Company and the since
                                                     1995; Senior Vice President- Mortgage Lending of
                                                     the Bank from October 1991 to August 1993; Chief
                                                     Executive Officer and President of CBS Mortgage Corp.
                                                     since August 1993; Executive Vice President, CBS
                                                     Mortgage Corp. from January 1989 to August 1993.
                                                     Director and Executive Vice President of Coastal Banc
                                                     Capital Corp., an affiliate of the Bank, since August 1997.

David R. Graham              55                      Executive Vice President of the Bank since August 1993
                                                     and a director of each of the Bank's subsidiaries; Senior
                                                     Vice President-Real Estate Lending Division of the
                                                     Bank from May 1988 to August 1993.  Senior Vice
                                                     President of CBS Asset Corp. since April 1993.

Nancy S. Vadasz              45                      Executive Vice President of the Bank since June of 1994,
                                                     Senior Vice President since September 1991.  Ms.
                                                     Vadasz is responsible for Market and Product Strategies.

Catherine N. Wylie           44                      Executive Vice President of Coastal Banc Holding
                                                     Company, Inc.  since November, 1996, of the Company
                                                     since July 1994 and of the  Bank since August 1993 and a
                                                     director of Coastal Banc  Holding Company, Inc., and of
                                                     each of the Bank's subsidiaries; Chief Financial Officer of of the Company and the Bank since October 1993; Controller of the Bank from April 1989 to October 1993; also Executive
                                                     Vice President/Treasurer of each of the Bank's subsidiaries since October 1990.  Director and Executive Vice President of Coastal Banc Capital Corp., an affiliate of the Bank
                                                     since August 1997.

                             EXECUTIVE COMPENSATION

     REPORT  OF  THE  COMPENSATION  COMMITTEE  OF  THE  BOARD  OF  DIRECTORS  ON
COMPENSATION DURING FISCAL 1998. Officers of the Company do not receive compensation for their services.

     The Compensation Committee of the Board of Directors of the Bank (the "Committee") is composed entirely of independent outside directors. See "Information With Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers - Board of Directors Meetings and Committees of Coastal Bancorp, Inc. and Coastal Banc ssb." The Committee is responsible for reviewing the compensation of executive officers of the Bank and recommending executive compensation proposals to the Bank's Board of Directors for approval.

     The Board of Directors of the Bank has a compensation philosophy pursuant to which executive compensation is designed to be at least comparable with average executive compensation for the Bank's peers, which are generally considered to be companies of approximately the same size and in the same industry. Companies included are independent financial companies, banks and savings and loan associations, ranging from $900 million to $4.0 billion in asset size. In May 1992, the Bank retained an executive compensation consultant to review its executive compensation policies. The consultant developed a compensation program for the Bank's executive officers which is a combination of base salary plus incentive compensation linked to the Bank's profitability.

     The Committee evaluates the base salaries of the Bank's executive officers annually. An executive officer's base salary is determined based upon longevity with the Bank, the effectiveness of such individual in performing his or her duties, peer averages at the position in question and the Bank's overall performance. No particular weight is assigned to these variables. The base salary component alone, while designed to be competitive with peer group averages, is not designed to produce top levels of compensation for the Bank's executive officers when compared to its peer group. The incentive component, as described below, which requires the Bank to achieve returns at a pre-specified level before additional compensation is paid, is the element which is designed to make total compensation for each of the Bank's executive officers comparable or better than the comparable executive compensation for the executive officers in the Bank's peer group. Based upon the foregoing, Mr. Mehos, the Chief Executive Officer, earned $269,900 in base salary during 1998.

     The amount of incentive compensation is related to the financial performance of the Bank. No cash incentive compensation will be paid to the Bank's executive officers unless the Committee determines the Bank is safe and sound in the following areas: capital adequacy, earnings composition, earnings capability, liquidity, risk management (classified assets), strategic planning, and compliance with laws and regulations.

     During 1998, the Board of Directors determined that no incentive awards to its Executive Management would be paid unless a 7.5% return on average equity ("ROE") was achieved. Any earnings from extraordinary items or unsound practices are excluded from such calculations at the Board's discretion. Gains on sales of securities from the investment account, net of losses of sales from the investment account, are deducted from the earnings pool. During 1998, the Committee calculated that the Company achieved a 14.96% ROE.

     Accordingly, during 1998, a bonus pool of $348,697 in the aggregate was established and incentive awards were paid to the three top executive officers, Mehos, Garrett and Wylie, of the Bank. See "Summary Compensation Table."

                                        By  the  Committee:



                                        James  C.  Niver  (Chairman)
                                        D.  Fort  Flowers,  Jr.
                                        Robert  E.  Johnson,  Jr.

     SUMMARY COMPENSATION TABLE. To meet the goal of providing shareholders a concise, comprehensive overview of compensation awarded, earned or paid in the reporting period, the Summary Compensation Table is utilized by the Company. The Summary Compensation Table includes individual compensation information with respect to the Chief Executive Officer and the four other most highly compensated executive officers of the Bank and its subsidiaries whose total compensation exceeded $100,000 for services rendered in all capacities during the fiscal years ended December 31, 1998, 1997 and 1996.

                                                       ANNUAL                               ALL
     NAME  AND  PRINCIPAL                           COMPENSATION            AWARDS         OTHER
         POSITION(1)                YEAR       SALARY(2)       BONUS(3)    OPTIONS(4)  COMPENSATION(5)
     --------------------           ----      ---------       --------      --------    ----------

Manuel J. Mehos
Chairman of the Board,              1998       $269,900       $174,899       10,000       $ 2,000
 President and                      1997        264,000        127,900       22,000         2,000
 Chief Executive Officer            1996        241,000        131,228       30,000         1,425

John D. Bird                        1998        128,369         27,000        2,000         8,000
Executive Vice President and        1997        124,630         30,000        5,000         8,000
 Chief Administrative Officer       1996        121,000         40,000        5,000         7,425

Gary R. Garrett                     1998        179,900         87,149        3,000         5,669
Executive Vice President and        1997        164,800         64,000       11,000         5,000
 Chief Lending Officer              1996        160,000         70,000       10,000         4,425

David R. Graham                     1998        131,071         34,291        2,000         2,000
Executive Vice President            1997        124,630         32,895        8,000         2,000
 Real Estate Lending Division       1996        121,000         40,000        7,500         1,425

Catherine N. Wylie                  1998        179,900         87,149        3,000        26,120
Executive Vice President and        1997        164,800         64,000       11,000         5,000
 Chief Financial Officer            1996        160,000         70,000       10,000         4,425





(1)     Principal  positions  are  for  fiscal  1998.
(2) Does not include amounts attributable to miscellaneous benefits received by executive officers of the Bank, including use of Bank-owned vehicles and reimbursement of educational expenses. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(3) Includes lump sum cash bonuses earned for the fiscal year stated and paid in some casesin the subsequent year.
(4)     Free  standing stock options; see "- Option Grants in Last Fiscal Year."
(5) Includes, for the named individuals, employer matching contributions accrued pursuant to the Company's Profit Sharing (401(k)) Plan, any car allowances and educational reimbursements.

EXECUTIVE  SEVERANCE  AGREEMENTS

     On June 25, 1998, the Company and the Bank extended the term of the executive severance agreements (the "Executive Severance Agreements") with Mr. Garrett and Ms. Wylie (the "Employees" or "Employee") out one year to expire June 25, 2001. The Executive Severance Agreements provide for the payment of certain severance benefits to Mr. Garrett and Ms. Wylie in the event of a trigger event under the Executive Severance Agreements, which means (i) the occurrence of a change in control of the Company as defined below, or (ii) the voluntary termination within 90 days of an event which occurs during the "Protected Period" (i.e., the period six months before and three years after a change of control or after the expiration of the Executive Severance Agreement) and constitutes "Good Reason" (as defined below), or (iii) termination of the Employee's employment for any reason other than "Just Cause" during the Protected Period. If a trigger event occurs, the Employees will be entitled to
(x) payment by the Company or the Bank of one times the annual salary and bonus for incentive compensation (not including stock compensation plans) paid to the Employee during his or her immediately preceding year of employment or (y) the payment by the Company or the Bank of an amount equal to 2.99 times their annual salary plus bonuses paid during the immediately preceding year; and (z) the Company will cause any and all outstanding options to purchase stock of the Company held by each Employee to become immediately exercisable in full. The Executive Severance Agreement also provides that the Company will reimburse the Employee for all costs and expenses, including reasonable attorney's fees incurred by the Employee to enforce rights or benefits under such agreements. Other than the foregoing, the Company has not entered into any employment contracts with any of its officers.

     Under the Executive Severance Agreements, a "Change In Control" of the Company would be deemed to occur if (i) the Company is not the surviving entity in any merger, consolidation, or other reorganization, (ii) the sale, exchange, lease, transfer or other disposition to any person of all or a substantial part of the assets, liabilities, or business of the Company or the Bank, (iii) any change in business of the Company or the Bank such that the Company does not own the voting stock of the Bank or the business of the Bank is not as an insured depository institution, (iv) any person or entity including a "group" as contemplated by Section 13(d)(3) of the Exchange Act acquires or gains ownership or control (including, without limitation, power to vote) of more than 25% of the outstanding shares of the Bank's or the Company's voting stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Bank or the Company before such election cease to constitute at least two-thirds of the Board of Directors.

     Under the Executive Severance Agreements (a) "Good Reason" means any of the following events, which has not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his or her personal residence, or perform his or her principal executive functions, more than thirty
(30) miles from his or her primary office as of the date of the Change in Control; (ii) a material (defined to be 10% or more) reduction in the Employee's base compensation as in effect on the date of the Change in Control or as the same may be increased from time to time; (iii) a successor to the Company or the Bank fails or refuses to assume the Company's and the Bank's obligations under the Executive Severance Agreement; (iv) the Company, the Bank or successor thereto breaches any provision of the Executive Severance Agreement; or (v) the Employee is terminated for other than Just Cause after the Change in Control; and (b) "Just Cause" means, in the good faith determination of the Company's and the Bank's Boards of Directors, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Executive Severance Agreement. The Employee shall have the right to make a presentation to the Board of Directors with counsel prior to rendering of such determination by the Board. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. No act, or failure to act, on the Employee's part shall be considered "willful" unless he has acted, or failed to act, with the absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Bank and the Company.

     In the event that the Employee and the Company or the Bank agree that the Employee will be paid an amount under the Executive Severance Agreement which triggers the requirement to pay the excise tax required under Section 280G of the Internal Revenue Code of 1986, as amended, the Company or the Bank will reimburse the Employee for all such excise taxes.

     The Executive Severance Agreement remains in effect for the modified period commencing on June 25, 1998 (the "Effective Date") and ending on the earlier of
(i) June 25, 2001, or (ii) the date on which the Employee terminates his or her employment with the Company or the Bank. Any payments made to the Employee pursuant to the Executive Severance Agreement, or otherwise, are subject to and conditioned upon their compliance with the Federal Deposit Insurance Act and any regulations promulgated by the Federal Deposit Insurance Corporation thereunder.

OPTION  GRANTS  IN  LAST  FISCAL  YEAR

     On March 23, 1995, the Board of Directors adopted the 1995 Stock Compensation Program (the "1995 Program"). Stockholders of the Company approved the 1995 Program at the April 27, 1995 annual meeting. The Board reserved 255,261 shares of Common Stock for issuance under the 1995 Program at the time of adoption. There were 47,500 options issued under the 1995 Program in 1998. The 1995 Program is substantially similar to the 1991 Program, as described below.

     The Board of Directors adopted the 1991 Stock Compensation Program (the "1991 Program") for the benefit of officers and other selected key employees of the Company and the Bank who were deemed to be responsible for the future growth of the Company. Stockholders of the Company approved the program at a Special Meeting of Stockholders held in December 1991. In connection with the reorganization of the Association in 1994, the 1991 Program was adopted by the Company, and approved by stockholders for the benefit of officers and key employees of the Company and the Bank and its subsidiaries.

     An aggregate of 241,001 shares of authorized but unissued shares of Company Common Stock were originally reserved for future issuance under the 1991 Program. All shares of the 1991 Program have been issued.

     Of the shares reserved for issuance under both the 1995 Program and the 1991 Program (the "Programs"), 2,842 shares are not currently subject to option at February 25, 1999. The Programs will remain in effect for a term of ten years from the date of adoption unless sooner terminated in accordance with the provisions of the Programs.

     Four kinds of rights, evidenced by four plans, are contained in the Programs and are available for grant: (i) incentive stock options; (ii) compensatory stock options; (iii) stock appreciation rights; and (iv) performance share awards. Shares issuable under the Programs pursuant to the exercise of stock options and/or the granting of stock appreciation rights and performance shares are subject to modification or adjustment to reflect changes in the Company's capitalization.

     The Programs are administered by Messrs. Niver, Flowers and Johnson (the "Program Administrators"). The Program Administrators are given absolute discretion under each Program to select the persons to whom options, rights and awards will be granted and to determine the number of shares subject to each option, right or award. Only regular, full-time employees of the Company or the Bank, or any subsidiary of the Company or the Bank are eligible for selection by the Program Administrators to participate in the Programs. Non-employee directors are not eligible to receive awards under the Programs.

     The option prices per share for incentive stock options granted under the Programs may not be less than the fair market value of the Company's Common Stock on the date of the grant; provided, however, that if any employee owns more than 10% of the combined voting power of all classes of stock of the Company, the purchase price for shares acquired pursuant to the exercise of an option shall not be less than 110% of the fair market value of the Common Stock. The per share exercise price for compensatory options granted under the Programs may be equal to or less than the fair market value on the date of grant. The purchase price for shares of Common Stock subject to incentive or compensatory options may be paid in cash, by check, or if permitted by the Program Administrators at the time the option is granted, by shares of Common Stock, or by a combination thereof.

     In the event of a change in control of the Company, as defined, all incentive and compensatory stock options previously granted may become immediately exercisable notwithstanding any existing installment limitation which may be established by the Program Administrators, provided that the exercisability of an option may not be accelerated prior to the six month anniversary of the date the option is granted.

AGGREGATE  OPTIONS  GRANTED  IN  LAST  FISCAL  YEAR

     The following table sets forth individual grants of options that were made during the last fiscal year to the executive officers named in the Summary Compensation Table. This table is intended to allow stockholders to ascertain the number and size of option grants made during the fiscal year, the expiration date of the grants and the potential realizable present value of such options under specified assumptions.

                                       PERCENT OF
                        OPTIONS       TOTAL OPTIONS
                        GRANTED         GRANTED TO          EXERCISE         GRANT DATE
                        (NO. OF         EMPLOYEES             PRICE          EXPIRATION      PRESENT
   NAME                 SHARES)(1)    IN FISCAL YEAR        PER SHARE           DATE         VALUE(2)
   ----                 ----------      --------------     ---------            ----         --------
Manuel J. Mehos          10,000            21.05%            $25.13            6/25/08        $113,880
John D. Bird              2,000             4.21              25.13            6/25/08         22,776
Gary R. Garrett           3,000             6.32              25.13            6/25/08         34,164
David R. Graham           2,000             4.21              25.13            6/25/08         22,776
Catherine N. Wylie        3,000             6.32              25.13            6/25/08         34,164

______________

(1) Total options granted in 1998 were 47,500 shares. The options vest 25% during the first year and an additional 25% for each of the next three years.

(2) The potential realizable value of the grant of options is the present value of the grant at the date of grant using a variation of the Black-Scholes option pricing model. Assumptions used to calculate the present value of the options granted on June 25, 1998, respectively, were as follows: an expected volatility rate of 25.49%, a risk free rate of return of 5.47%, a dividend yield of $.32 per share per year and the expiration date of June 25, 2008, respectively.

AGGREGATE  OPTIONS  EXERCISED  IN  LAST  YEAR  AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the aggregate amount of options exercised during the last fiscal year, any value realized thereon, the number of unexercised options at the end of the fiscal year (exercisable and unexercisable) and the value with respect thereto.

                                                                            Value of Unexercised
                     Shares                 Number of Unexercised         in-the-Money Options at
                   Acquired on    Value    Options at Fiscal Year-End       Fiscal Year-End(1)
Name                Exercise    Realized   Exercisable  Unexercisable    Exercisable   Unexercisable
----                --------   --------   -----------   -------------    -----------    -----------
Manuel J. Mehos        --          --       124,750       35,250         $767,940       $92,130
John D. Bird           --          --        41,416        7,125          327,515        20,306
Gary R. Garrett        --          --        46,706       16,530          512,346        46,799
David R. Graham        --          --        21,764       10,807          162,208        31,872
Catherine N. Wylie     --          --        42,522       19,924          499,748        69,545


______________

(1) Based upon a closing market price for the Company's Common Stock as of December 31, 1998 of $17.50.


COMPARATIVE  STOCK  PERFORMANCE  GRAPH

     The stock performance graph below compares the cumulative total stockholder return of the Company's Common Stock from December 31, 1993 to December 31, 1998 with the cumulative total return of the National Association of Securities Dealers Automated Quotations ("NASDAQ") Market Index and certain thrift institutions traded on the NASDAQ, as compiled by SNL Securities, L.P. in its OTC Thrift Index, assuming an investment of $100 on December 31, 1993 and the reinvestment of all dividends. The Company did not pay dividends on the Company's Common Stock during 1993. In 1994, the Company paid its first dividend of $.08 per share on June 15, 1994. Quarterly dividends of the same amount were paid on September 15, 1994, December 15, 1994, March 15, 1995, June 15, 1995, September 15, 1995, and December 15, 1995. The Board of Directors voted at the January 25, 1996 regularly scheduled Board Meeting to increase the dividend for the fourth quarter of 1995 from $.08 per share to $.10 per share. Quarterly dividends of $.10 per share were paid on March 15, 1996, June 15, 1996, September 15, 1996 and December 15, 1996. During 1997 the Company paid quarterly dividends in the amount of $.10 per share on March 15, 1997 and quarterly dividends of $.12 per share on June 15, 1997, September 15, 1997 and December 15, 1997. In 1998 the Company split the stock 3:2 at which time the $.12 per share dividend, adjusted for the split was $.08 per share. During 1998, the Company paid quarterly dividends in the amount of $.08 per share, as adjusted for the stock split, on March 15, 1998, June 15, 1998, September 15, 1998 and December 15, 1998.

           COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURN PERFORMANCE



                                                       PERIOD  ENDING
                                                       --------------
INDEX                      12/31/93     12/31/94     12/31/95     12/31/96     12/31/97    12/31/98
Coastal Bancorp, Inc       100.00       110.00       136.68       182.51       282.89       216.13
NASDAQ - Total US Index    100.00        97.75       138.26       170.01       208.58       293.21
SNL OTC Thrift Index       100.00       100.85       153.34       199.50       324.02       283.31


______________

Notes:
     A. Each Index is weighted for all companies that fit the criteria of that particular Index. The Index is calculated to exclude companies as they are acquired, and add them to the Index calculation as they become publicly traded companies. All companies in the particular Index that were in existence at December 31, 1998 are included in the calculations.
     B. Each Index value measures dividend re-investment by assuming dividends are received in cash on the ex-date and re-invested back into the company stock paying the dividend on the same day. The stock price on the ex-date is used to calculate how many shares can be bought with the dividend.

CERTAIN  TRANSACTIONS

     As a result of the enactment of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA") on August 9, 1989, Section
22(h) of the Federal Reserve Act became applicable to a savings institution, such as the Bank. This law generally provides that any credit extended by a savings institution to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties; (ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined. The Company had no loans to principal shareholders, directors or executive officers outstanding at the year ended December 31, 1998. In 1998, the Company voted to make loans available to employees starting in the last quarter of 1998 under the same terms as those offered to the public. The Directors and Executive Officers of the Company and the Bank are excluded from this program.

     In 1987, the Bank entered into an Administrative Services Agreement with Coastal Banc Insurance Agency, Inc. ("CBIA"), a Texas business corporation licensed under Texas law to act as a life insurance agent. CBIA is wholly-owned by an executive officer of the Bank who receives no salary or dividends from CBIA. CBIA has granted to the Bank the legal ownership of all of its books and records and the stockholder of CBIA has granted to the Bank the right to assign all of its stock in CBIA to any other properly licensed life insurance agent in the Bank's sole discretion. The Bank has agreed to provide to CBIA certain services, including but not limited to employee training, office space, furniture, fixtures, equipment, clerical services, data processing and other services as well as marketing leads and information to assist CBIA in the sale of annuities underwritten by an independent annuity company to the Bank's deposit and loan customers. In consideration for such services, CBIA has agreed to pay the Bank a flat fee which is subject to renegotiation on a quarterly basis. The fee payable to the Bank was last negotiated on December 28, 1998, and was $260,000 for the year ended December 31, 1998. Such fee represented substantially all of CBIA's net income for the year then ended.

     PROPOSAL  TO  ADOPT  THE
     1999  STOCK  COMPENSATION  PROGRAM

     The Board of Directors of the Company has approved the adoption of a new stock compensation program for officers and employees of the Company and its subsidiaries. The Coastal Bancorp, Inc. 1999 Stock Compensation Program (the "1999 Program") is substantially similar to the Company's 1991 and 1995 Stock Compensation Programs. The Board of Directors believes that the 1999 Program is necessary primarily because there are no shares remaining under the 1991 Program and only 2,842 shares currently remaining and reserved for issuance under the 1995 Program. The Board of Directors believes that it is in the best interests of the Company and its stockholders to ensure stock ownership for certain individuals who are key to the success of the Company and who will be responsible for its future growth. Like the 1991 and 1995 Programs, the 1999
Program is designed to help the Company attract and retain superior personnel for, and in positions of, substantial responsibility with the Company and to provide them with a stock-based incentive. The Board believes that stock options, stock appreciation rights and performance share grants should be an integral part of certain individuals' compensation package and desires the ability to continue to provide such awards on terms and conditions substantially similar to the terms and conditions set forth under the 1991 and 1995 Programs which have been in effect for the past eight years. The Board has reserved 340,000 shares of Common Stock (or 4.94% of the 6,880,964 shares of Common Stock issued and outstanding as of the Record Date) for issuance under the 1999 Program.

     Accordingly, the stockholders of the Company are being requested at the Annual Meeting to consider and approve the adoption of the 1999 Program. The 1999 Program must be approved by the affirmative vote of a majority of the shares of Common Stock entitled to vote and cast on this matter and represented in person or by proxy at the Annual Meeting. The following is a summary of the 1999 Program which does not purport to be complete.

GENERAL

     Four kinds of rights, evidenced by four plans, are contained in the 1999 Program and will be available for grant: incentive stock options ("Plan I"), compensatory stock options ("Plan II"), stock appreciation rights ("Plan III") and performance share awards ("Plan IV"). An aggregate of 340,000 shares of authorized but unissued Common Stock has been reserved for issuance pursuant to the 1999 Program, subject to modification or adjustment to reflect changes in the Company's capitalization, as discussed below. See "- Adjustments to Number and Purchase Price of Shares." No options, stock appreciation rights or performance shares have been granted under the 1999 Program as of the date hereof and the Board of Directors does not anticipate making any such grants until after the 1999 Program has been approved by the stockholders of the Company. Therefore, the amount of options, stock appreciation rights or performance share awards are not currently determinable and may not be determined with respect to the last completed fiscal year as if the 1999 Program had been in effect. Upon approval of the 1999 Program by stockholders of the Company, the Company will register the securities of the 1999 Program under the Securities Act of 1933 and any applicable state securities laws.

PURPOSE

     As noted above, the purpose of the 1999 Program is to advance the interests of the Company and its stockholders by enabling the Company, the Bank and any other subsidiaries or affiliates thereof (which are collectively referred to herein, unless the context otherwise requires, as the "Company") to attract and retain superior personnel for positions of substantial responsibility and to provide key employees with an additional incentive to contribute to the success of the Company. The successful conduct of the Company's business is largely dependent upon the judgment, initiative and efforts of the Company's officers and other key employees, and the Program provides such persons with an opportunity to receive greater rewards for their efforts and the incentive advantages inherent in ownership of the Company's Common Stock.

ADMINISTRATION

     The 1999 Program is to be administered by not less than three disinterested outside directors of the Company as determined by the Board of Directors of the Company ("Program Administrators"). The Program Administrators serve as such until they resign or are replaced by the Board of Directors of the Company. Each Program Administrator must be a "disinterested person" as defined by Rule 16b-3(d)(3) of the Securities Exchange Act. A "disinterested person" means an administrator of a plan who is not at the time he exercises discretion in administering the plan eligible, and has not at any time within one year prior thereto, been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the plan or any other plan of the Company or its affiliates. The Program Administrators have absolute discretion to determine the employees to whom stock options, stock appreciation rights or performance shares will be granted under the 1999 Program and to determine the number of shares subject to each stock option, stock appreciation right or performance share. Subject to the provisions of the 1999 Program, the Program Administrators also have absolute discretion to determine the terms on which such options, appreciation rights and performance shares are to be granted, to interpret the 1999 Program, and to make all other determinations necessary or advisable for the administration of the 1999 Program. No Program Administrator shall be liable for any action or determination made in good faith with respect to the 1999 Program or to any option, stock appreciation right or performance share granted thereunder and the Company will indemnify the Program Administrators against proceedings brought by reason of actions or omissions by any Program Administrator in his capacity as such under or with respect to the 1999 Program. As of the date of this Proxy Statement, the Board of Directors has appointedJames C. Niver (Chairman), Robert Edwin Allday and D. Fort Flowers, Jr., to serve as the Program Administrators of the 1999 Program.

ELIGIBILITY

     All regular full-time employees, including officers, of the Company or any subsidiary thereof, approximately 655 individuals, are eligible to be granted stock options, stock appreciation rights and performance share awards under the 1999 Program. Stock options, stock appreciation rights and performance share awards may be granted to those employees who, in the determination of the Program Administrators, are largely responsible through their judgment, ability and special efforts for the successful conduct of the operation of the Company. Directors of the Company, unless they are also employees, are not eligible to participate in the 1999 Program. Each employee who receives an option may be requested to agree in writing, as a condition of the receipt of such option to remain in the employ of the Company, or the applicable subsidiary, for a period not in excess of three years. However, nothing in the 1999 Program confers upon any employee any right to continued employment by the Company or any subsidiary thereof or limits in any way the right of the Company to terminate or alter the terms of such employment. In addition, the Program Administrators may revoke, rescind and terminate any option, or portion thereof which has not yet vested, or any stock appreciation right to the extent not yet exercised, which has been previously granted under the 1999 Program to an employee who is discharged from the employ of the Company or any subsidiary thereof for certain acts such as conviction of a felony for misappropriating Company assets or which results in a threat to the Company's reputation or for willful failure to perform his or her duties and responsibilities. An employee who receives options will have no voting, dividend or other rights as a stockholder of the Company with respect to the shares of Common Stock under option until such option is properly exercised (which includes full payment for such shares).

STOCK  OPTIONS  (PLANS  I  AND  II)

     Options granted under Plan I of the 1999 Program are intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). Options granted under Plan II of the 1999 Program are nonstatutory or compensatory stock options ("non-qualified options"). The tax treatment differs with respect to the two types of options. See "- Federal Income Tax Consequences."

     An incentive stock option is defined in the Code as an option to purchase Common Stock of the Company and granted to an employee in connection with his or her employment which satisfies certain conditions. An incentive stock option must be granted pursuant to a plan specifying the aggregate number of shares which may be issued under the Plan and the employees, or class of employees, eligible to receive such options. The incentive stock option plan must be approved by the stockholders of the granting corporation within 12 months of the date of its adoption. (The 1999 Program was adopted by the Board of Directors at a meeting of the Board on January 28, 1999.) The per share exercise price of an incentive stock option may not be less than the fair market value of the Common Stock at the date of the grant, and incentive stock options must be granted within 10 years from the date of adoption of the Plan. By its terms, an incentive stock option must not be exercisable after 10 years from the date it is granted. However, if an employee of the Company owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock issued to stockholders of the Company or any subsidiary at the time an incentive stock option is granted to him or her, the exercise price of incentive stock options granted to him or her may be no less than 110% of the fair market value of a share of Common Stock at the time of the grant and the option may not be exercisable beyond five years from the date of grant. Finally, the Code currently requires that the aggregate fair market value (determined at the time the options are granted) of the Common Stock with respect to which incentive stock options are first exercisable by any optionee during any calendar year may not exceed $100,000. The terms of Plan I of the 1999 Program comply with the above-stated requirements of the Code.

     Incentive stock options under Plan I and non-qualified stock options under Plan II become vested and are exercisable during the period specified in each option agreement as determined by the Program Administrators; however, no expiration date may be later than the tenth anniversary (the fifth anniversary for a greater than 10% stockholder of the Company) of the date on which an incentive stock option was granted and, with respect to a non-qualified stock option, no later than ten years and one month. Options may be exercisable in installments pursuant to a schedule designated by the Program Administrators and, to the extent not exercised, will accumulate unless otherwise specified. If (i) a "change in control" or "threatened change in control" of the Company occurs, as determined in accordance with the 1999 Program, or (ii) the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company (or of the Bank) by means of a sale, merger or other reorganization or liquidation where the stockholders of the Company will not own at least 50% of the voting stock of any surviving entity, all options previously granted may become immediately exercisable notwithstanding any existing installment limitation. The term "control" is defined in the 1999 Program to mean the acquisition of 10% or more of the voting securities of the Company by any person or group of persons; provided, that for purposes of the 1999 Program, no change in control or threatened change in control will be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the Company's voting securities, the full Board of Directors of the Company adopts by not less than a two-thirds vote a resolution specifically approving such acquisition or offer for the specific purpose of preventing the acceleration of the vesting of such options. These provisions of the 1999 Program may have certain antitakeover effects, including, among others:
(i) increasing the cost to a potential acquiror by increasing the possible number of shares of Common Stock outstanding; (ii) increasing the number of shares of Common Stock in the hands of management of the Company who might vote such shares in a manner contrary to that desired by other non-management stockholders; and (iii) increasing the total number of shares of Common Stock which are issued and outstanding which could dilute the stock ownership of a potential acquiror. Such provisions could result in causing the potential acquiror to negotiate with the Board of Directors, and perhaps with certain option holders, regarding such options in conjunction with any offer to acquire control of the Company. As a consequence, these provisions might have the effect of discouraging an attempt by another person or entity from seeking to acquire control of the Company. The Board of Directors is not aware of any effort by any person to gain control of the Company. Notwithstanding the above, the Board believes that this aspect of the 1999 Program is far outweighed by the benefits of the 1999 Program, as described herein.

     If employment is terminated due to disability (as defined by the Code) or retirement, the Program Administrators may allow the options to be exercised within one year after the date of such termination due to disability or retirement to the extent exercisable on the date of termination of employment. If employment is terminated by reason of death or if the optionee dies within three months after leaving the employ of the Company or any subsidiary thereof, the person or persons to whom the optionee's rights under the option pass by will or by the laws of descent and distribution will also have one year to exercise the options to the extent exercisable on the date of termination of employment. However, in order for the option to be treated under the Code as an incentive stock option, the option must be exercised within three months after the date of termination of employment. If the employment of an optionee terminates for any other reason, his or her options will expire upon such termination, except that in the discretion of the Program Administrators, such options may be exercised for a period of between three months and five years following termination to the extent exercisable on the date of termination of employment. In no event, however, will the exercise period for any option extend beyond the original expiration date of the option.

     The option exercise price per share for incentive stock options granted under the 1999 Program may not be less than the fair market value of the Common Stock (as defined by the 1999 Program) on the date of the grant (or 110% of the fair market value in the case of an incentive stock option granted to a greater than 10% stockholder of the Company's Common Stock). The option exercise price per share for compensatory stock options can be equal to or less than the fair market value of the shares at the time of grant, as determined by the Program Administrators at the time of grant, but in no event will such price be less than the par value of the Common Stock. Neither incentive nor compensatory stock options granted under the 1999 Program are transferable or assignable other than by will or by the laws of descent and distribution and may be exercised during the lifetime of an optionee only by the optionee.

     Payment for shares purchased under the 1999 Program through the exercise of stock options may be made either in cash or check or, by exchanging shares of Common Stock of the Company (including shares acquired pursuant to the exercise of an option) or by withholding some of the shares of Common Stock which are being purchased thereby, or in other property, if permitted by the Program Administrators, having a fair market value equal to the option exercise price, or a combination thereof. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, permitting the optionee to use previously acquired shares or to withhold some of the shares being acquired, would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. In addition, if permitted by the Program Administrators, an optionee could partially exercise his or her option and then deliver the shares acquired upon such exercise as payment for the exercise price of the remaining options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that otherwise would have been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price would enable the optionee to turn a relatively small number of shares into a larger number of shares. In the case of any incentive stock options exercisable within the first six months following the date of grant, the shares of Common Stock received upon the exercise of such option may not be sold or disposed of by the optionee for the first six months following the date of grant.

STOCK  APPRECIATION  RIGHTS  (PLAN  III)

     Under Plan III of the 1999 Program, the Program Administrators may, in their sole discretion, grant rights to optionees to surrender exercisable options granted under Plan I or Plan II, or any portion thereof, in return for the payment by the Company to the optionee of cash or, subject to certain conditions, Common Stock of the Company in an amount equal to the excess of the fair market value of the shares of Common Stock subject to the option at the time over the exercise price of the option with respect to such shares, or a combination of cash and Common Stock. An optionee may exercise such stock appreciation rights only during the period beginning on the third business day following the release of certain quarterly or annual financial information of the Company and ending on the twelfth business day following such date.

     Upon the exercise of a stock appreciation right, the stock option to which it relates terminates with respect to the number of shares as to which the right is so exercised. Conversely, upon the exercise of a stock option, any related stock appreciation right terminates as to any number of shares subject to the right that exceeds the total number of shares for which the stock option remains unexercised. With respect to incentive stock options, stock appreciation rights must be granted concurrently with the incentive stock options to which they relate. With respect to non-qualified stock options, stock appreciation rights may be granted concurrently or at any time thereafter prior to the exercise or expiration of such options. The holder of a stock appreciation right may not transfer or assign the right other than by will or by the laws of descent and distribution. In the event of an employee's termination of employment with the Company, a stock appreciation right may be exercised only within the period, if any, in which the option to which it relates may be exercised.

     Whenever an incentive stock option and a stock appreciation right are granted together and the exercise of one affects the right to exercise the other, the stock appreciation right will expire no later than the expiration of the underlying incentive stock option and the stock appreciation right may be for no more than the difference between the exercise price of the underlying incentive option and the market price of the Common Stock subject to the underlying incentive option at the time the stock appreciation right is exercised. In addition, the stock appreciation right is transferable only when the underlying incentive stock option is transferable and under the same conditions, the stock appreciation right may be exercised only when the underlying incentive stock option is eligible to be exercised, and the stock appreciation right may be exercised only when the market price of the Common Stock subject to the incentive option exceeds the exercise price of the Common
Stock  subject  to  the  option.

     In addition, Plan III of the 1999 Program contains a provision giving the Program Administrators discretion to grant "limited stock appreciation rights" in tandem with incentive stock options in the event there is an "Offer." An "Offer" is defined to mean a tender offer or exchange offer for shares of the Company's capital stock, provided that the person making the Offer acquires shares of the Company's capital stock pursuant to such Offer. The limited stock appreciation right would be exercisable between the first and the thirtieth day following the expiration date of the Offer. In general, with respect to determining the value of the limited stock appreciation right, the fair market value of the shares to which the right relates is determined to be the highest price per share paid in any Offer that is in effect at any time during the period beginning on the sixtieth day prior to the date on which the limited stock appreciation right is exercised and ending on such exercise date. The limited stock appreciation rights may have anti-takeover effects similar to those of the options, described above under "- Stock Options (Plans I and II)."

     The Program Administrators are also authorized to grant stock appreciation rights which are not linked to options ("Naked Rights"). Employees may be awarded Naked Rights for a period of between six months and five years which are payable in cash or in shares of Common Stock as determined by the Program Administrators. For purposes of determining the amount of the Naked Rights award, the Program Administrators, based on factors they deem appropriate, will determine the difference between the market value of such right at the date of grant and the market value at the end of the designated period. The Naked Rights are to be used solely as a device to determine the amount to be paid to participants under Plan III and will not constitute or be treated as property or a trust fund of any kind. As set forth in Plans I and II, if there is a sale, merger or other reorganization of the Company (or of the Bank) where the stockholders of the Company will not own at least 50% of the voting stock of any surviving entity or if there is a "change in control" or "threatened change in control" of the Company, all Naked Rights will become immediately exercisable. Such an event may have certain antitakeover effects similar to those discussed above regarding stock options, under "- Stock Options (Plans I and II)." Holders of Naked Rights may be requested to agree to remain in the employ of the Company, or an applicable subsidiary, for a period of up to three years. If a Naked Rights holder ceases to be employed for any reason other than death, disability or retirement, his or her Naked Rights will immediately terminate unless the Program Administrators, at the time of the granting of the Naked Rights, permit it to be exercised within three months after the date of such termination. A holder who becomes disabled or retires may exercise such rights at any time within one year from the date of termination. If such holder dies during his term of employment or within three months thereafter, the Naked Right will expire one year after the date of death, unless it expires sooner.

PERFORMANCE  SHARES  (PLAN  IV)

     Employees of the Company also may receive performance share awards pursuant to Plan IV of the 1999 Program. The granting of performance shares gives the recipient thereof the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified award period. Any performance shares granted under the 1999 Program constitute an unfunded promise to make future payments to the employee upon the completion of the specified objectives. The grant of an opportunity to receive performance shares does not entitle the affected employee to any rights to specified funds or assets of the Company. In lieu of some or all of the shares earned by achievement of the specified performance objectives within the specified period, the Program Administrators may distribute cash in an amount equal to the fair market value thereof. The duration of the award period is determined by the Program Administrators but cannot be less than one year nor more than five years. If the participating individual dies or terminates his or her position with the Company prior to the close of an award period, any performance share granted to him or her for the period is forfeited. A participating employee may not transfer or assign a performance share award.

ADJUSTMENTS  TO  NUMBER  AND  PURCHASE  PRICE  OF  SHARES

     In the event of a merger, reorganization, stock dividend, stock split or any other transaction affecting the number or kind of outstanding shares of Common Stock of the Company, the number and kind of shares allocated to unexercised stock options, stock appreciation rights and performance shares will also be appropriately and proportionately adjusted, as will the maximum number and kind of shares which may be granted under the 1999 Program. Corresponding adjustments will be made in the exercise price per share for shares covered by outstanding stock options, stock appreciation rights and performance shares, or portions thereof. If, upon a merger, consolidation, reorganization or the like, the shares of the Company's Common Stock are exchanged for other securities of the Company or another corporation, each recipient of an option, stock appreciation right or performance share will be entitled to purchase or acquire such number of shares of the securities as were exchangeable for the number of shares of Common Stock of the Company which the optionees would have been entitled to purchase, with appropriate adjustments to be made to the per share exercise price of the outstanding options or stock appreciation rights.

FEDERAL  INCOME  TAX  CONSEQUENCES

     INCENTIVE STOCK OPTIONS. The grant of an incentive stock option under the 1999 Program will not result in taxable income to the recipient either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of the Common Stock received upon exercise of an incentive stock option over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. Upon disposition of the Common Stock acquired upon exercise of an incentive stock option, long-term capital gain or loss is recognized in an amount equal to the difference between the sale price and the option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant or within one year from the date of exercise. If the option holder disposes of the acquired Common Stock without complying with both holding period requirements (a "Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition in an amount equal to the difference between (i) the lesser of the fair market value of the Common Stock on the date the incentive stock option is exercised (the value at a later date may govern in the case of an optionee whose sale of stock at a profit could subject him or her to suit under Section 16(b) of the Exchange Act) or the amount realized on such Disqualifying Disposition, and (ii) the exercise price paid for the Common Stock. Any remaining gain or loss will generally be treated as a short-term capital gain or loss, depending upon how long the Common Stock is held. In the event of a Disqualifying Disposition, the incentive stock option tax preference described above does not apply. Where the Disqualifying Disposition occurs subsequent to the year in which the option is exercised, it may be necessary for the option holder to amend his or her return to eliminate the tax preference item previously reported. Unlike the case when a non-qualified stock option is exercised, the Company and its subsidiary are not entitled to a tax deduction upon either the exercise of an incentive stock option or the disposition of Common Stock acquired pursuant to such an exercise, except to the extent that the option holder recognizes ordinary income in a Disqualifying Disposition.

     If a holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired Common Stock, the exchange should not affect the incentive stock option tax treatment of the exercise. Upon such an exchange, and except as otherwise provided herein, no gain or loss is recognized upon the disposition of the previously owned shares, and the shares of Common Stock received by the option holder, equal in number to the previously owned shares exchanged therefor, will have the same basis and holding period as the previously owned shares. Holders will not, however, be able to utilize the holding period for purposes of satisfying the incentive stock option statutory holding period requirements. Shares of Common Stock received by the option holder, in excess of the number of previously owned shares, will have a basis of zero and a holding period which commences as of the date the shares are transferred upon exercise of the incentive stock option. However, if such an exercise is effected using shares of Common Stock acquired upon exercise of an incentive stock option, the exchange of these previously owned shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

     NON-QUALIFIED STOCK OPTIONS. Under present federal regulations, the grant of a non-qualified stock option under the 1999 Program does not result in taxable income to the recipient at the time of grant, assuming that the option does not have a readily ascertainable fair market value at the time it is granted. However, the optionee must recognize ordinary income at the time of exercise of the non-qualified stock option in the amount by which the fair market value of the Common Stock received upon exercise of the non-qualified stock option at the time of exercise exceeds the exercise price. However, if an optionee is subject to the restrictions on resale of the Common Stock under
Section 16 of the Exchange Act, such person must generally recognize ordinary income at a date six months after exercise of the option in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock at such later date. Nevertheless, the optionee may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the optionee is deductible by the Company or a subsidiary in the year that the income is recognized and will be subject to withholding.

     If a holder of a non-qualified stock option pays the option exercise price solely in cash, his or her basis in such shares is equal to the fair market value of the Common Stock on the date ordinary income is recognized and, upon subsequent disposition, any further gain or loss is taxable either as short-term or long-term capital gain or loss, depending upon how long the shares are held. The holding period for such shares commences as of the date ordinary income is recognized.

     If a holder of a non-qualified stock option pays the option exercise price by delivering already owned Common Stock in lieu of cash, the optionee will recognize ordinary income to the extent the fair market value of the shares received exceeds the option exercise price. If a holder of a non-qualified stock option pays the exercise price, in full or in part, with shares of previously acquired Common Stock, no gain or loss is recognized upon the disposition of such previously owned shares. Shares of Common Stock received by the option holder equal in number to the previously owned shares exchanged therefor will have the same basis and holding period as such previously owned shares. Shares of Common Stock received by the option holder in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized which, except with respect to recipients subject to Section 16 of the Exchange Act, is the date the option is exercised. The holding period for such additional shares commences as of the date ordinary income is recognized.

     STOCK APPRECIATION RIGHTS. A recipient of a stock appreciation right under the 1999 Program is not taxed upon the grant of the stock appreciation right. Upon the exercise of a stock appreciation right, the holder generally is taxed at ordinary income tax rates on the amount of cash received and the fair market value of any shares of Common Stock received. If a recipient receiving shares of Common Stock is subject to the restrictions on resale of the Common Stock under Section 16 of the Exchange Act, such person generally recognizes ordinary income at the time that the six-month restriction lapses in an amount equal to the fair market value of the Common Stock on the date of lapse. Nevertheless, such recipient may elect within 30 days of the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the recipient is deductible by the Company in the year that income is recognized and will be subject to withholding. The recipient's basis in any shares acquired is equal to the amount of ordinary income recognized with respect to such shares, and, upon subsequent disposition, any further gain or loss is taxable either as short-term or long-term capital gain or loss, depending on how long the shares are held. The holding period for such shares commences as of the date ordinary income is recognized.

     PERFORMANCE SHARE AWARDS. Generally, stock grants which are subject to a substantial risk of forfeiture and which are not freely transferable within the meaning of Section 83 of the Code will give rise to taxable ordinary income (and a deduction to the Company) when the restrictions lapse or the stock becomes freely transferable, unless the recipient elects under Section 83(b) of the Code to recognize income as of the date of transfer, as discussed below.

     PERSONS SUBJECT TO SECTION 16 OF THE EXCHANGE ACT. Under the Code, shares acquired pursuant to the 1999 Program by an officer or director of the Company or by a person who within six months thereafter becomes an officer or director are considered subject to a substantial risk of forfeiture so long as their sale at a profit could subject such person to suit under Section 16(b) of the Exchange Act. Thus, if a participant acquires shares upon the exercise of a non-qualified stock option or a related stock appreciation right or pursuant to a performance share grant, he or she must recognize ordinary income as described above but at such time as the sale of such shares at a profit would no longer subject such person to suit under Section 16(b) of the Exchange Act and based on the fair market value of the shares at that time. Similarly, if a participant acquires shares upon the exercise of an incentive stock option but disposes of the shares in a Disqualifying Disposition, he or she must recognize ordinary income as described above at the time of such disposition but based on the fair market value of the shares at the first time that their sale at a profit would no longer have subjected such person to suit under Section 16(b) of the Exchange Act.

     A participant who receives, upon exercise of a non-qualified stock option or a related stock appreciation right or pursuant to a performance share award, shares subject to a substantial risk of forfeiture may elect, notwithstanding such substantial risk of forfeiture, to include in income at the time the shares are transferred to him or her the excess, if any, of the fair market value at the time the shares are received over the amount paid for them (if any). The election is made by filing a written statement with the Internal Revenue Service and must be made within 30 days after receipt of the shares. Such an election is irrevocable without consent of the Secretary of the Treasury. In the event that such an election is made, and the shares involved are forfeited, no deduction will be allowed to the participant in respect of such forfeiture.

ACCOUNTING  TREATMENT

     Generally accepted accounting principles require, in most cases, that the estimated cost of stock appreciation rights be charged to the Company's earnings based on the change in the market price of the Common Stock at the beginning (or grant date if granted during the period) and end of each accounting period if it is higher than the exercise price. In the event of a decline in the market price of the Company's Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges). Performance share awards are treated in the same manner as stock appreciation rights when it becomes likely that the shares will be awarded.

     Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the 1999 Program currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, shares issuable pursuant to outstanding stock options under the 1999 Program might be considered outstanding for purposes of calculating earnings per share of the Company.

     In June 1993, the Financial Accounting Standards Board ("FASB") issued an exposure draft proposing that companies be required to recognize an expense for all stock-based compensation awards, including stock options. However, in December 1994, the FASB agreed to work toward improving disclosures about employee stock options and related arrangements in the notes to financial statements rather than requiring the previously proposed expense charge for all options. The FASB expects to encourage, rather than require, companies to adopt a new method that accounts for stock compensation awards based on their estimated fair market value at the date they are granted. Companies would be permitted, however, to continue accounting under the present requirements, which, as stated above, do not require an expense charge for most options.

ERISA  AND  OTHER  QUALIFICATION

     The 1999 Program will not be subject to the participation, vesting and funding requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and is not qualified under Section 401(a) of the Code.

AMENDMENT  OR  TERMINATION  OF  THE  1999  PROGRAM

     The 1999 Program will terminate 10 years from the date it was adopted by the Board of Directors of the Company, which was January 28, 1999, and no stock options, stock appreciation rights or performance shares shall be granted under the 1999 Program after that date. The Board of Directors may amend, suspend or terminate the 1999 Program or any portion thereof at any time, except that it may not amend the 1999 Program without stockholder approval where the absence of such approval would cause the 1999 Program to fail to comply with Rule 16b-3 under the Exchange Act, Section 422 of the Code, the requirements of any securities exchange or national quotation system or any other requirement of law or regulation. The Program Administrators may at any time amend or revise the terms of the 1999 Program, provided that no amendment or revision shall (i) increase the maximum aggregate number of shares covered by the 1999 Program, except to the extent described under "- Adjustments to Number and Purchase Price of Shares," above; (ii) change the minimum exercise price of any option granted under the terms of Plan I and II, except to the extent described under "- Adjustments to Number and Purchase Price of Shares," above; (iii) increase the stated maximum term for any option, stock appreciation right or performance share; or (iv) expand the class of persons eligible to participate in the 1999 Program. In addition, no amendment, suspension or termination of the 1999 Program shall, without the consent of the person who has received a stock option, stock appreciation right or performance share, alter or impair any of that person's rights or obligations under any stock option, stock appreciation right or performance share granted under the 1999 Program prior to such amendment, suspension or termination.

RESTRICTIONS  ON  RESALES

     Upon the registration of the shares underlying the 1999 Program, persons who are not deemed to be "affiliates" of the Company at the time of resale will be free to resell any shares of Common Stock of the Company issued to them upon the grant of stock awards or the exercise of stock options and stock appreciation rights granted under the 1999 Program either publicly or privately, without regard to the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") or compliance with the restrictions and conditions contained in the exemptive rules thereunder. An "affiliate" of a person is someone who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, that person. Normally, a director, principal officer or major stockholder of a corporation may be deemed to be an "affiliate" of that corporation. A person who may be deemed an "affiliate" of the Company at the time of a proposed resale will be permitted to make public resales of the Company's shares only pursuant to a "reoffer" prospectus or in accordance with the restrictions and conditions contained in Rule 144 under the Securities Act or some other exemption from registration. In general, the amount of the Company's shares which any such affiliate may publicly resell pursuant to Rule 144 in any three-month period may not exceed one percent of the Company's shares then outstanding, such sales may be made only through brokers without solicitation and only at a time when the Company is current in filing the reports required of it under the Exchange Act, and certain notice filings must be made with the Securities and Exchange Commission.

BOARD  RECOMMENDATION

     The Board of Directors has unanimously approved and adopted the 1999 Program and recommends that stockholders of the Company vote "FOR" the 1999 Program.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE "FOR" THE 1999 PROGRAM


                   PROPOSAL TO APPROVE THE ADJOURNMENT OF THE
                          ANNUAL MEETING, IF NECESSARY

     Each proxy solicited hereby by the Company requests authority to vote for an adjournment of the Annual Meeting if an adjournment of such meeting is deemed to be necessary. The Company may seek an adjournment of the Annual Meeting for not more than 120 days in order to enable it to solicit additional votes in favor of the 1999 Stock Compensation Program in the event that such proposal has not received the requisite vote of Stockholders at the Annual Meeting.

     If the Company desires to adjourn the Annual Meeting with respect to the foregoing proposal, it will request a motion that the Annual Meeting be adjourned for up to 120 days with respect to such proposal, and no vote will be taken on such proposal at the originally scheduled meeting. Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted on any such motion for adjournment in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of any motion by the Company to adjourn the Annual Meeting. Unless revoked prior to its use, any proxy solicited for the Annual Meeting will continue to be valid for any adjournment of such meeting, and will be voted in accordance with the instructions contained therein, and if no contrary instructions are given, for the 1999 Stock Compensation Program.

     Any adjournment will permit the Company to solicit additional proxies and will permit a greater expression of the Stockholders' views with respect to such proposal. Such an adjournment would be disadvantageous to Stockholders who are against the 1999 Stock Compensation Program because an adjournment will give the Company additional time to solicit favorable votes and thus increase the chances of approving such proposal.

     If a quorum is not present at the Annual Meeting, no proposal will be acted upon and the Company will adjourn the Annual Meeting to an alternative date in order to solicit additional proxies on each of the proposals being submitted to Stockholders.

     An adjournment for up to 120 days may require the setting of a new record date and, if so required, notice of the adjourned meeting will be provided to Stockholders as in the case of an original meeting. The Company does not have any reason to believe that an adjournment of the Annual Meeting will be necessary at this time.

     BECAUSE THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS STOCKHOLDERS VOTE "FOR" THE 1999 STOCK COMPENSATION PROGRAM, AS DISCUSSED ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY ALSO RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE POSSIBLE ADJOURNMENT OF THE ANNUAL MEETING ON SUCH PROPOSAL.

           PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed KPMG LLP as independent auditors for the Company for the year ending December 31, 1999, and has further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by KPMG LLP that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. KPMG LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  RATIFICATION  OF THE
APPOINTMENT  OF  KPMG  LLP  AS  INDEPENDENT  AUDITORS  FOR  FISCAL  1999.


                              STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the corporate headquarters office of the Company at Coastal Banc Plaza, 5718 Westheimer, Suite 600, Houston, Texas 77057, no later than November 24, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company's Articles of Incorporation, which provide that business must be properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information specified in the Company's Articles of Incorporation. If the proposal is not made in accordance with the terms of the Articles of Incorporation, such proposal will not be acted upon at the Annual Meeting. No stockholder proposals were received by the Company in connection with the 1999 Annual Meeting.

                               PROXY SOLICITATION

     The Company has retained Corporate Investor Communications, Inc. ("CIC"), 111 Commerce Road, Carlstadt, New Jersey 07072, a professional proxy solicitation firm, to assist in the solicitation of proxies and for related services. The Company will pay CIC a fee of $5,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses.

                                  OTHER MATTERS

     Management is not aware of any business to come before the 1999 Annual Meeting other than those matters described above in this Proxy Statement and possibly, procedural matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company or its subsidiary may solicit proxies personally or by telephone without additional compensation.
                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report for the year ended December 31, 1998 ("Annual Report") accompanies this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AND ANY EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO CATHERINE N. WYLIE, CHIEF FINANCIAL OFFICER, COASTAL BANCORP, INC., COASTAL BANC PLAZA, 5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS 77057. THE FORM 10-K IS NOT A PART OF THE PROXY SOLICITATION MATERIALS.

                              By  Order  of  the  Board  of  Directors




                              /s/  Linda  B.  Frazier
                              Linda  B.  Frazier
                              Secretary

March  23,  1999

                                    EXHIBIT A

                         1999 Stock Compensation Program

     COASTAL  BANCORP,  INC.

     1999  STOCK  COMPENSATION  PROGRAM

     1.     PURPOSE.  This Coastal Bancorp, Inc. 1999 Stock Compensation Program
            -------
("Program") is intended to secure for Coastal Bancorp, Inc. (the "Company"), any Subsidiaries thereof and its stockholders the benefits arising from ownership of the Company's Common Stock, par value $.01 per share ("Common Stock"), by those selected Officers and other key Employees of the Company and any Subsidiary thereof who will be responsible for its future growth. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and to provide key Employees with an additional incentive to contribute to the success of the Company. All Incentive Stock Options issued under the Incentive Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions under the Incentive Plan shall be read, interpreted and applied with that purpose in mind. Capitalized terms are defined in Article 15 of the General Provisions of the Stock Compensation Program.

     2.     ELEMENTS  OF  THE  PROGRAM.  In order to maintain flexibility in the
            --------------------------
award of stock benefits, the Program is comprised of four parts. The first part is the Incentive Stock Option Plan ("Incentive Plan"). The second part is the Compensatory Stock Option Plan ("Compensatory Plan"). The third part is the
Stock Appreciation Rights Plan ("S.A.R. Plan"). The fourth part is the Performance Share Plan ("Performance Plan"). Copies of the Incentive Plan, Compensatory Plan, S.A.R. Plan and Performance Plan are attached hereto as Part I, Part II, Part III and Part IV, respectively, and are collectively referred to herein as the "Plans" or the "Program." The grant of an Option, Stock Appreciation Right or Performance Share under one of the Plans shall not be construed to prohibit the grant of an Option, Stock Appreciation Right or Performance Share under any of the other Plans.

     3.     APPLICABILITY  OF  GENERAL PROVISIONS.  Unless any Plan specifically
            -------------------------------------
indicates to the contrary, all Plans shall be subject to the General Provisions of the Stock Compensation Program set forth below.

     4.     ADMINISTRATION  OF  THE  PLANS.  The  Plans  shall  be administered,
            ------------------------------
construed, governed and amended in accordance with the General Provisions of the Stock Compensation Program and their respective terms.

GENERAL  PROVISIONS  OF  THE  STOCK  COMPENSATION  PROGRAM

     ARTICLE  1.  ADMINISTRATION.  The  Program  shall  be  administered  by  a
                  --------------
committee appointed by the Board of Directors of the Company and composed of not less than three directors of the Company, none of whom is an Officer or Employee of the Company or any Subsidiary thereof. The Board of Directors may, from time to time, remove members from, or add members to this Committee, provided that the Committee shall continue to consist of three or more members of the Board, none of whom is an Officer or Employee of the Company or any Subsidiary thereof, and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Committee, when acting to administer the Program, is referred to herein as the "Program Administrators." Any action of the Program Administrators shall be taken by majority vote or the written consent of a majority of the Program Administrators. Subject to the express provisions and limitations of the Program, this Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman, and any person, whether or not a member of this Committee, to be its secretary or agent. This Committee shall report its actions and decisions to the Board of Directors at appropriate times, but in no event less than one time per calendar year. No Program Administrator or member of the Board of Directors of the Company, shall be liable for any action or determination made in good faith with respect to the Program or to any Option, Stock Appreciation Right, or Performance Share granted thereunder. If a Program Administrator is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to the Program, the Company shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and any of its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     ARTICLE  2.  AUTHORITY  OF  PROGRAM  ADMINISTRATORS.  Subject  to the other
                  --------------------------------------
provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority in their absolute discretion:
(a)  to construe and interpret the Program; (b) to define the terms used herein;
(c) to prescribe, amend and rescind rules, regulations and procedures relating to the Program, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Employee's tax withholding obligation pursuant to Article 11 hereof, (ii) include arrangements to facilitate the Employee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired; (d) to determine the Employees to whom Awards shall be granted under the Program; (e) to determine the time or times at which Awards shall be granted under the Program; (f) to determine the number of shares subject to any Option or Stock Appreciation Right under the Program and the number of shares to be awarded as Performance Shares under the Program as well as the option exercise price, and the duration of each Award, and any other terms and conditions of Awards; (g) to terminate the Program; and (h) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrators shall be final, binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

     ARTICLE 3.  MAXIMUM NUMBER OF SHARES SUBJECT TO THE PROGRAM.  The aggregate
                 -----------------------------------------------
number of shares of Common Stock available to be issued pursuant to the Plans, subject to adjustment as provided in Article 6 hereof, shall be equal to 340,000 shares of the Company's Common Stock. If any of the Options granted under this Program are surrendered before exercise (including surrender in connection with the exercise of a Stock Appreciation Right), expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those surrendered, expired or terminated Options shall again be available for the purposes of the Program as if no Awards had been previously granted with respect to such shares. If the performance objectives associated with the grant of any Performance Share(s) are not achieved within the specified performance period or if the Performance Share grant terminates for any reason before the performance objective date arrives, the shares of Common Stock associated with such Performance Shares shall again be available for the purposes of the Program. The shares of Common Stock issued under the Program may be authorized but unissued shares, treasury shares or shares purchased by the Company on the open market or from private sources for use under the Program.

     ARTICLE  4.  ELIGIBILITY  AND  PARTICIPATION.  Only  regular  full-time
                  -------------------------------
Employees of the Company or any Subsidiary thereof, including Officers whether or not directors of the Company, or of any Subsidiary, shall be eligible for selection by the Program Administrators to participate in the Program.
Directors  of  the  Company shall not be eligible to participate in the Program.

     ARTICLE  5.  EFFECTIVE  DATE AND TERM OF PROGRAM.  The Program shall become
                  -----------------------------------
effective upon its adoption by the Board of Directors of the Company and subsequent approval of the Program by the affirmative vote of the holders of a majority of the shares entitled to vote thereon at a meeting of stockholders of the Company and represented in person or by proxy at such meeting at which a quorum is present, which vote shall be taken within 12 months of adoption of the Program by the Company's Board of Directors; provided, however, that Awards may be granted under this Program prior to obtaining stockholder approval of the Program, except that any such Awards shall be contingent upon such stockholder approval being obtained and may not be exercised prior to such approval. The Program shall continue in effect for a term of ten years unless sooner terminated under Article 2 or Article 7 of the General Provisions. Termination of the Program shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

     ARTICLE 6.  ADJUSTMENTS.  If the shares of Common Stock of the Company as a
                 -----------
whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Awards may be granted under this Program. A corresponding proportionate adjustment of the exercise price of any Option or Stock Appreciation Right and of the number or kind of shares allocated to unexercised Options, Stock Appreciation Rights, Performance Shares or portions thereof, which shall have been granted prior to any such change, shall likewise be made. In making any adjustment pursuant to this Article 6, any fractional shares shall be rounded in the discretion of the Program Administrators. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Company, the shares of the Company's Common Stock shall be exchanged for other securities of the Company or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock of the Company which such Optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options and Stock Appreciation Rights.

     ARTICLE  7.  TERMINATION  AND  AMENDMENT  OF  PROGRAM.  The  Program  shall
                  ----------------------------------------
terminate no later than ten years from the date such Program is adopted by the Board of Directors or the date such Program is approved by the stockholders, whichever is earlier. No Awards shall be granted under the Program after that date. The Board of Directors may amend, suspend or terminate the Program or any portion thereof at any time, except that it may not amend the Program without stockholder approval where the absence of such approval would cause the Program to fail to comply with Rule 16b-3 under the Exchange Act, Section 422 of the Code, the requirements of any securities exchange or national quotation system on which the shares of Common Stock are then listed or traded, or any other requirement of applicable law or regulation. Subject to the limitation contained in Article 8 of the General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the Option, Stock Appreciation Right, and Performance Share agreements to be used hereunder; provided that no amendment or revision shall
(a) increase the maximum aggregate number of shares that may be sold, appreciated or distributed pursuant to Options, Stock Appreciation Rights or Performance Shares granted under this Program, except as permitted under Article 6 of the General Provisions; (b) change the minimum purchase price for shares under Section 4 of Plans I and II, except as permitted under Article 6 of the General Provisions; (c) increase the maximum term established under the Plans for any Option, Stock Appreciation Right or Performance Share; or (d) permit the granting of an Option, Stock Appreciation Right or Performance Share to anyone other than as provided in Article 4 of the General Provisions.

     ARTICLE  8.  PRIOR  RIGHTS  AND  OBLIGATIONS.  No  amendment, suspension or
                  -------------------------------
termination of the Program shall, without the consent of an Employee who has received an Award, alter or impair any of that Employee's rights or obligations under any Award granted under the Program prior to such amendment, suspension or termination.

     ARTICLE 9.  PRIVILEGES OF STOCK OWNERSHIP.  Notwithstanding the exercise of
                 -----------------------------
any Options or Stock Appreciation Rights granted pursuant to the terms of this Program or the achievement of any performance objective specified in any Performance Share granted pursuant to the terms of this Program, no Employee shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her Option or achievement of his or her performance goal until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any Option or achievement of any performance goal as specified in a Performance Share unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which such stock certificate is issued.

     ARTICLE  10.  RESERVATION  OF  SHARES OF COMMON STOCK.  The Company, during
                   ---------------------------------------
the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approval by any governmental or regulatory agency as may be required. The Company will from time to time, as is necessary to accomplish the purposes of this Program, seek to obtain all necessary and appropriate approvals from any governmental authority or regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of the stock as to which the requisite authority shall not have been obtained.

     ARTICLE  11.  TAX WITHHOLDING.  The exercise of any Award granted under the
                   ---------------
Program is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the Option, Stock Appreciation Right or Performance Share shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. The Company may withhold from any cash payment made under this Program sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Company may require the Optionee to pay to the Company the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Company also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 16 of the Incentive Stock Option Plan. The Program Administrators are authorized to adopt rules, regulations, or procedures which provide for the satisfaction of an Employee's tax withholding obligation by, among other things, the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Employee's delivery of previously-owned shares of Common Stock or other property.

     ARTICLE  12.  EMPLOYMENT.  Nothing  in  the Program or in any Option, Stock
                   ----------
Appreciation Right, or Performance Share award, shall confer upon any eligible Employee any right to continued employment by the Company or any Subsidiary thereof, or limit in any way the right of the Company or any Subsidiary thereof, at any time to terminate or alter the terms of that employment.

     ARTICLE  13.  REVOCATION FOR MISCONDUCT.  The Program Administrators may by
                   -------------------------
resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Program to an Employee who is discharged from the employ of the Company or any Subsidiary thereof for cause, which, for purposes hereof, shall mean termination for: (i) conviction of a felony involving the misappropriation of the Company's or any Subsidiaries assets or a conviction of a felony which results in a substantial, demonstrable threat to the Company's or any Subsidiaries reputation, or (ii) gross and willful failure to perform a substantial portion of the Employee's duties and responsibilities as an Employee.

     ARTICLE 14.  RESTRICTIONS ON TRANSFER.  The Company may place a legend upon
                  ------------------------
any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

     ARTICLE  15.  DEFINITIONS.
                   -----------

          (a) "Award" means an Option, Stock Appreciation Right or Performance Share granted pursuant to the terms of this Program.

          (b)  "Board"  means  the  Board  of  Directors  of  the  Company.

          (c)  "Code"  means  the  Internal  Revenue  Code  of 1986, as amended.

          (d) "Committee" means a Committee of three or more directors appointed by the Board pursuant to Article 1 of the General Provisions hereof, none of whom shall be an Officer or Employee of the Company or any Subsidiary, and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

          (e) "Common Stock" means shares of the common stock, $.01 par value per share, of the Company.

          (f) "Disability" means any disability which makes a person unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as defined in Section 22(e)(3) of the Code.

          (g) "Employee" means any person who is employed full time by the Company or any Subsidiary, or is an Officer of the Company or any Subsidiary, but not including directors who are not also Officers of, or otherwise employed by, the Company or any Subsidiary.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (i) "Fair Market Value" shall be equal to the fair market value per share of the Company's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

          (j) "Incentive Stock Option" means any Option granted under this Program which the Board intends (at the time it is granted) to be an Incentive Stock Option within the meaning of Section 422 of the Code.

          (k) "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

          (l) "Officer" means an Employee whose position in the Company or any Subsidiary thereof is that of a corporate officer, as determined by the Board.

          (m) "Option" means a right granted under this Program to purchase Common Stock.

          (n) "Optionee" means an Employee or former Employee to whom an Option, Stock Appreciation Right, or Performance Share, as appropriate, is granted under the Program.

          (o) "Performance Shares" means a specified number of shares of Common Stock granted to an Employee, as provided in the discretion of the Program
Administrators  in  accordance  with  Performance  Share  Plan.

          (p) "Retirement" means a termination of employment which constitutes a "retirement" pursuant to the personnel policies of the Company or any Subsidiary thereof or under any applicable qualified pension benefit plan maintained by the Company or any Subsidiary thereof.

          (q) "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Company in cash and/or Common Stock, as provided in the discretion of the Program Administrators in accordance with the Stock Appreciation Rights Plan.

          (r) "Subsidiary" or "Subsidiaries" means those subsidiaries of the Company, including Coastal Banc ssb, which meet the definition of "Subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Award in question.

          (s) "Termination Date" means the date the employee is effectively no longer an employee. This does not cover time paid for severance.

          (t) Other terms are defined as set forth in the General Provisions and the respective Plans.

     ARTICLE 16.  STOCK OPTION AGREEMENT.  The proper Officers, on behalf of the
                  ----------------------
Company, and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Program Administrators in each instance shall deem appropriate. Each Optionee shall receive a copy of his or her executed Stock Option Agreement.

     ARTICLE  17.  GOVERNING  LAW.  To the extent not superseded by federal law,
                   --------------
the provisions of the Program shall be governed by and interpreted in accordance with the laws of the State of Texas.

                                COASTAL BANCORP, INC.
                         1999 STOCK COMPENSATION PROGRAM

PLAN  I  -  INCENTIVE  STOCK  OPTION  PLAN

     SECTION  1.  PURPOSE.  The  purpose of this Coastal Bancorp, Inc. Incentive
                  -------
Stock Option Plan ("Incentive Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant Options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of responsibility with the Company, or of any Subsidiary, and to provide key Employees with an additional incentive to contribute to the success of the Company. The Company intends that Options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Code. This Incentive Plan is Part I of the Coastal Bancorp, Inc. 1999 Stock Compensation Program. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

     SECTION  2.  OPTION  TERMS  AND  CONDITIONS.  The  terms  and conditions of
                  ------------------------------
Options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in their sole discretion, determine, as long as all Options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     SECTION  3.  DURATION  OF  OPTIONS.  Each  Option and all rights thereunder
                  ---------------------
granted pursuant to the terms of the Incentive Plan shall be exercisable at any time on or after it vests and becomes exercisable and shall expire on the date determined by the Program Administrators, but in no event shall any Option granted under the Incentive Plan expire later than ten years from the date on which the Option is granted, except that any Employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of any Subsidiary thereof, must exercise any Options within five years from the date of grant. In addition, each Option shall be subject to early termination as provided in the Incentive Plan.

     SECTION  4.  PURCHASE  PRICE.  The  purchase  price  for  shares  acquired
                  ---------------
pursuant to the exercise, in whole or in part, of any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time of the grant of the Option; except that for any Employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of any Subsidiary, the purchase price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock. All shares sold under the Incentive Plan shall be fully paid and non-assessable.

     SECTION  5.  MAXIMUM AMOUNT OF OPTIONS IN ANY CALENDAR YEAR.  The aggregate
                  ----------------------------------------------
Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options, as defined in Code
Section 422(b), are exercisable for the first time by any Employee during any calendar year (under the terms of this Plan and all such plans of the Company and any Subsidiary thereof) shall not exceed $100,000. Any Option in excess of the foregoing limitations shall be pursuant to the Company's Compensatory Stock Option Plan (Plan II) and shall be clearly and specifically designated as not being an Incentive Stock Option.

     SECTION  6.  EXERCISE  OF  INCENTIVE  STOCK  OPTIONS.  Each Incentive Stock
                  ---------------------------------------
Option shall become vested and exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Program Administrators; provided, however, that in the case of any Incentive Stock Options exercisable within the first six months following the date the Incentive Stock Option is granted, the shares of Common Stock received upon the exercise of such Option may not be sold or disposed of by the Optionee for the first six months following the date of grant, provided further, however, that in the case of any Incentive Stock Option granted prior to the date that the Program is approved by the requisite vote of the stockholders of the Company, the shares of Common Stock received upon the exercise of such Option may not be sold or disposed of by the Optionee for the first six months following the date stockholder approval is received. In determining the number of shares of Common Stock with respect to which Incentive Stock Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property, or by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, if permitted by the Program Administrators, or by a combination of cash, check or shares of Common Stock or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, at the time of exercise of the Option.

     SECTION  7.  ACCELERATION  OF  RIGHT  OF  EXERCISE  OF  INSTALLMENTS.
                  -------------------------------------------------------
Notwithstanding the first sentence of Section 6 of this Incentive Plan, in the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company (or of Coastal Banc ssb) by means of a sale, merger or other reorganization, liquidation or otherwise, any Option granted pursuant to the terms of the Incentive Plan shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is terminated or the Option is otherwise terminated in accordance with its provisions or the provisions of this Incentive Plan, whichever occurs first; provided, however, that no Option shall be immediately exercisable under this
Section 7 on account of any agreement to dispose of all or substantially all of the assets or stock of the Company (or of Coastal Banc ssb) by means of a sale, merger or other reorganization, liquidation or otherwise where the stockholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Company or some other entity, immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 7 is not consummated, but rather is terminated, cancelled or expires, the Options granted pursuant to the Incentive Plan shall thereafter be treated as if that agreement had never been entered into.

     Notwithstanding the first sentence of Section 6 of this Incentive Plan, in the event of a change in control of the Company or threatened change in control of the Company as determined by a vote of not less than a majority of the Whole Board of Directors and a majority of the Continuing Directors of the Company, as such terms are defined in the Company's Articles of Incorporation, all Incentive Stock Options granted prior to such change in control or threatened change of control shall become immediately exercisable. The term "control" for purposes of this Section shall refer to the acquisition (subsequent to the approval of the Program by the stockholders of the Company) of 10% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Exchange Act; provided, however, that for purposes of this Incentive Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company, the Whole Board of Directors of the Company shall have adopted by not less than a two-thirds vote a resolution specifically approving such acquisition or offer for the specific purpose of preventing the acceleration of the vesting of such Options. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     SECTION  8.  WRITTEN  NOTICE  REQUIRED.  Any Option granted pursuant to the
                  -------------------------
terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company.

     SECTION  9.  COMPLIANCE WITH SECURITIES LAWS.  Shares of Common Stock shall
                  -------------------------------
not be issued with respect to any Option granted under the Incentive Plan unless the exercise of that Option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to whom an Option has been granted under the Incentive Plan to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option restricting their transferability as required by law or by this Section 9.

     SECTION  10.  EMPLOYMENT  OF  OPTIONEE.  Each Optionee, if requested by the
                   ------------------------
Program Administrators when the Option is granted, must agree in writing as a condition of receiving his or her Option, that he or she will remain in the employ of the Company, or any parent or Subsidiary of the Company (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), as the case may be, following the date of the granting of that Option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in the Plan or in any Option granted hereunder shall confer upon any Optionee any right to continued employment by the Company, or any Subsidiary thereof, or limit in any way the right of the Company or any Subsidiary thereof, at any time to terminate or alter the terms of that employment.

     SECTION  11.  OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT.  If an Optionee
                   --------------------------------------------
ceases to be employed by the Company, or any Subsidiary thereof (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), for any reason other than death, Disability or Retirement, his or her Option shall immediately terminate. Should an employee be re-hired within the mandatory 30 day exercise window, they will be allowed to not exercise their previously granted options at their discretion.

     SECTION  12.  OPTION  RIGHTS UPON DISABILITY OR RETIREMENT.  If an Optionee
                   --------------------------------------------
becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Company or any Subsidiary thereof (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies) or ceases to be employed thereby due to his Retirement, the Option may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to Disability or Retirement, unless either the Option or this Incentive Plan otherwise provides for earlier termination.

     SECTION  13.  OPTION  RIGHTS  UPON  DEATH OF OPTIONEE.  Except as otherwise
                   ---------------------------------------
limited by the Program Administrators at the time of the grant of an Option, if an Optionee dies while employed by the Company or any Subsidiary thereof (or a corporation or a Subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), or within three months after ceasing to be an Employee thereof, his or her Option shall expire one year after the date of death unless by its term it expires sooner.
During this one year or shorter period, the Option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the Option at the date of death. However, in order for the Option to continue to be treated as an Incentive Stock Option under Section 422 of the Code, the Option must be exercised no later than three months after the date of termination of employment.

     SECTION  14.  OPTIONS  NOT  TRANSFERABLE.  Options  granted pursuant to the
                   --------------------------
terms of this Incentive Plan may not be sold, pledged, hypothecated, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

     SECTION  15.  ADJUSTMENTS  TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES.
                   ------------------------------------------------------------
All Options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

     SECTION 16.  NOTICE OF DISPOSITION; WITHHOLDING; ESCROW.  An Optionee shall
                  ------------------------------------------
immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two years after the grant of such Incentive Stock Option or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Program Administrators may, in their discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 16.

                                COASTAL BANCORP, INC.
                         1999 STOCK COMPENSATION PROGRAM


PLAN  II  -  COMPENSATORY  STOCK  OPTION  PLAN

     SECTION  1.  PURPOSE.  The  purpose  of  this  Coastal  Bancorp,  Inc.
                  -------
Compensatory Stock Option Plan ("Compensatory Plan") is to permit the Company to grant Options to purchase shares of its Common Stock to selected Officers and full-time, key Employees of the Company, or any Subsidiary thereof. The Compensatory Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its Subsidiaries and to provide key Employees with an additional incentive to contribute to the success of the Company. Any Option granted pursuant to this Compensatory Plan shall be clearly and specifically designated as not being an Incentive Stock Option, as defined in Section 422(b) of the Code. This Compensatory Plan is
Part II of the Company's 1999 Stock Compensation Program. Unless any provision herein indicates to the contrary, this Compensatory Plan shall be subject to the General Provisions of the Program.

     SECTION  2.  OPTION  TERMS  AND  CONDITIONS.  The  terms  and conditions of
                  ------------------------------
Options granted under this Compensatory Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all Options granted under the Compensatory Plan satisfy the requirements of the Compensatory Plan.

     SECTION  3.  DURATION  OF  OPTIONS.  Each  Option and all rights thereunder
                  ---------------------
granted pursuant to the terms of this Compensatory Plan shall expire on the date determined by the Program Administrators, but in no event shall any Option granted under the Compensatory Plan expire later than ten years and one month from the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided in the Compensatory Plan.

     SECTION  4.  PURCHASE  PRICE.  The  purchase  price  for  shares  acquired
                  ---------------
pursuant to the exercise, in whole or in part, of any Non-Qualified Option shall be established by the Program Administrators at the time of grant, but in no event shall be less than the par value of the Common Stock at the time of the grant of the Option.

     SECTION 5.     EXERCISE OF OPTIONS.  Each Non-Qualified Option shall become
                    -------------------
vested and exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators, provided, however, that in the case of any Non-Qualified Option exercisable within the first six months following the date such Option is granted, the shares of Common Stock received upon the exercise of such Option may not be sold or disposed of by the Optionee for the first six months following the date of grant, provided further, however, that in the case of any Option granted prior to the date that this Program is approved by the requisite vote of the stockholders of the Company, the shares of Common Stock received upon the exercise of such Option may not be sold or disposed of by the Optionee for the first six months following the date stockholder approval is received. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property or by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, if permitted by the Program Administrators, or by a combination of cash, check or shares of Common Stock or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, at the time of exercise of the Option.

     SECTION  6.  ACCELERATION  OF  RIGHT  OF  EXERCISE  OF  INSTALLMENTS.
                  -------------------------------------------------------
Notwithstanding the first sentence of Section 5 of this Compensatory Plan, if the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company (or of Coastal Banc ssb) by means of a sale, merger or other reorganization, liquidation, or otherwise, any Option granted pursuant to the terms of this Compensatory Plan shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company (or of Coastal Banc ssb) and ending when that agreement is terminated, or the Option is otherwise terminated in accordance with its provisions or the provisions of this Compensatory Plan, whichever occurs first; provided, however, that no Option shall be immediately exercisable under this Section 6 on account of any agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation or otherwise where the stockholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Company or some other entity, immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 6 is not consummated but rather is terminated, cancelled or expires, the Options granted pursuant to this Compensatory Plan shall thereafter be treated as if that agreement had never been entered into.

     Notwithstanding the first sentence of Section 5 of this Compensatory Plan, in the event of a change in control of the Company, or threatened change in control of the Company as determined by a vote of not less than a majority of the Whole Board of Directors and a majority of the Continuing Directors of the Company, as such terms are defined in the Company's Articles of Incorporation, all Non-Qualified Options granted prior to such change in control or threatened change in control shall become immediately exercisable. The term "control" for purposes of this Section shall refer to the acquisition (subsequent to the approval of the Program by the stockholders of the Company) of 10% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Exchange Act; provided, however, that for purposes of this Compensatory Plan, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company, the Whole Board of Directors of the Company shall have adopted by not less than a two-thirds vote a resolution specifically approving such acquisition or offer for the specific purpose of preventing the acceleration of the vesting of such Options. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     SECTION  7.  WRITTEN  NOTICE REQUIRED.  Any Option pursuant to the terms of
                  ------------------------
this Compensatory Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company.

     SECTION  8.  COMPLIANCE  WITH  SECURITIES LAWS.  Shares shall not be issued
                  ---------------------------------
with respect to any Option granted under the Compensatory Plan unless the exercise of that Option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to whom an Option has been granted to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option restricting their transferability as required by law or by this Section 8.

     SECTION  9.  EMPLOYMENT  OF  OPTIONEE.  Each  Optionee, if requested by the
                  ------------------------
Program Administrators, must agree in writing as a condition of the granting of his or her Option, to remain in the employ of the Company or any Subsidiary thereof (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), following the date of the granting of that Option for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in this Compensatory Plan or in any Option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or any Subsidiary thereof, or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment.

     SECTION 10.  OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT.  If any Optionee
                  --------------------------------------------
under this Compensatory Plan ceases to be employed by the Company, or any Subsidiary (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), for any reason other than Disability, death or Retirement, his or her Option shall immediately terminate, provided, however, that the Program Administrators may, in their discretion, allow the Option to be exercised, to the extent exercisable on the date of termination of employment, at any time within a period of between three months and five years after the date of termination of employment, unless either the Option or this Compensatory Plan otherwise provides for earlier termination. Should an employee be re-hired within the mandatory 30 day exercise window, they will be allowed to not exercise their previously granted options at their discretion.

     SECTION  11.  OPTION  RIGHTS UPON DISABILITY OR RETIREMENT.  If an Optionee
                   --------------------------------------------
becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Company, or any Subsidiary thereof (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies) or ceases to be employed thereby due to his Retirement, the Program Administrators, in their discretion, may allow the Option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to Disability or Retirement, unless either the Option or this Compensatory Plan otherwise provides for earlier termination.

     SECTION  12.  OPTION  RIGHTS  UPON  DEATH OF OPTIONEE.  Except as otherwise
                   ---------------------------------------
limited by the Program Administrators at the time of the grant of an Option, if an Optionee dies while employed by the Company, or any Subsidiary thereof, (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), his or her Option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the Option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the Option at the date of death.

     SECTION  13.  OPTIONS  NOT  TRANSFERABLE.  Options  granted pursuant to the
                   --------------------------
terms of this Compensatory Plan may not be sold, pledged, hypothecated, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

     SECTION  14.  ADJUSTMENTS  TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES.
                   ------------------------------------------------------------
All Options granted pursuant to the terms of this Compensatory Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.

                                COASTAL BANCORP, INC.
                         1999 STOCK COMPENSATION PROGRAM

PLAN  III  -  STOCK  APPRECIATION  RIGHTS  PLAN

     SECTION  1.  PURPOSE.  The  purpose  of  this  Coastal  Bancorp, Inc. Stock
                  -------
Appreciation Rights Plan ("S.A.R. Plan") is to permit the Company to grant Stock Appreciation Rights for its Common Stock to its full-time, key Employees. The S.A.R. Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and any Subsidiary thereof and to provide key Employees with an additional incentive to contribute to the success of the Company. This S.A.R. Plan is Part III of the Coastal Bancorp, Inc. 1999 Stock Compensation Program.

     SECTION  2.  TERMS  AND  CONDITIONS.  The  Program  Administrators may, but
                  ----------------------
shall not be obligated to, authorize, on such terms and conditions as they deem appropriate in each case, the Company to grant rights to Optionees to surrender an exercisable Option granted under Plan I or Plan II or any portion thereof, in consideration for the payment by the Company of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to such Option, or any portion thereof, surrendered, over the exercise price of the Option with respect to such shares. Such payment, at the discretion of the Program Administrators, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash or partly in cash and partly in shares of Common Stock; provided that with respect to rights granted in tandem with Incentive Stock Options, the Program Administrators shall establish the form(s) of payment allowed the Optionee at the date of grant. The Program Administrators shall not be authorized to make payment to any Optionee in shares of the Company's Common Stock unless Section 83 of the Code would apply to the Common Stock transferred to the Optionee. The Program Administrators may, but shall not be obligated to, also authorize naked Stock Appreciation Rights in accordance with Section 9 hereof. Notwithstanding the foregoing, the Company may not permit the exercise and cancellation of a Stock Appreciation Right issued pursuant to this S.A.R. Plan until the Company has been subject to the reporting requirements of Section 13 of the Exchange Act, for a period of at least one year prior to the exercise and cancellation of any such Stock Appreciation Right.

     SECTION  3.  TIME LIMITATIONS.  Any election by an Optionee to exercise the
                  ----------------
Stock Appreciation Rights provided in this S.A.R. Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Company pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

     SECTION 4.  EXERCISE OF STOCK APPRECIATION RIGHTS:  EFFECT ON STOCK OPTIONS
                 ---------------------------------------------------------------
AND  VICE VERSA.  Upon the exercise of a Stock Appreciation Right, the number of
---------------
shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares subject to the right that exceeds the total number of shares for which the Option remains unexercised.

     SECTION  5.  TIME  OF GRANT.  With respect to Options granted under Plan I,
                  --------------
Stock Appreciation Rights must be granted concurrently with the Incentive Stock Options to which they relate; with respect to Options granted under Plan II, Stock Appreciation Rights may be granted concurrently or at any time thereafter prior to the exercise or expiration of such Non-Qualified Options.

     SECTION 6.  NON-TRANSFERABLE.  The holder of a Stock Appreciation Right may
                 ----------------
not transfer or assign the right otherwise than by will or in accordance with the laws of descent and distribution. Furthermore, in the event of the termination of his or her service with the Company as an Officer and/or Employee, the right may be exercised only within the period, if any, which the Option to which it relates may be exercised.

     SECTION  7.  TANDEM  INCENTIVE  STOCK  OPTION  -  STOCK APPRECIATION RIGHT.
                  -------------------------------------------------------------
Whenever an Incentive Stock Option authorized pursuant to Plan I and a Stock Appreciation Right authorized hereunder are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

     (a) The Stock Appreciation Right will expire no later than the expiration of the underlying Incentive Stock Option;

     (b) The Stock Appreciation Right may be for no more than the difference between the exercise price of the underlying Option and the market price of the stock subject to the underlying Option at the time the Stock Appreciation Right is exercised;

     (c) The Stock Appreciation Right is transferable only when the underlying Incentive Stock Option is transferable and under the same conditions;

     (d) The Stock Appreciation Right may be exercised only when the underlying Incentive Stock Option is eligible to be exercised; and

     (e) The Stock Appreciation Right may be exercised only when the market price of the stock subject to the Option exceeds the exercise price of the stock subject to the Option.

     SECTION  8.  TANDEM  STOCK  OPTION - LIMITED STOCK APPRECIATION RIGHT.  The
                  --------------------------------------------------------
Program Administrators may provide that any tandem Stock Appreciation Right granted pursuant to this Section 8 shall be a limited Stock Appreciation Right ("Limited Stock Appreciation Right"), in which event:

     (a) The Limited Stock Appreciation Right shall be exercisable during the period beginning on the first day following the expiration of an Offer (as defined below) and ending on the thirtieth day following such date;

     (b) Neither the Option tandem to the Limited Stock Appreciation Right nor any other Stock Appreciation Right tandem to such Option may be exercised at any time that the Limited Stock Appreciation Right may be exercised, provided that this requirement shall not apply in the case of an Incentive Stock Option tandem to a Limited Stock Appreciation Right if and to the extent that the Program Administrators determine that such requirement is not consistent with applicable statutory provisions regarding Incentive Stock Options and the regulations issued thereunder;

     (c) Upon exercise of the Limited Stock Appreciation Right, the Fair Market Value of the shares to which the right relates shall be determined as the highest price per share paid in any Offer that is in effect at any time during the period beginning on the sixtieth day prior to the date on which the Limited Stock Appreciation Right is exercised and ending on such exercise date; provided, however, with respect to a Limited Stock Appreciation Right tandem to an Incentive Stock Option, the Program Administrators shall determine Fair Market Value of such shares in a different manner if and to the extent that the Program Administrators deem necessary or desirable to conform with applicable statutory provisions regarding Incentive Stock Options and the regulations issued thereunder.

     The term "Offer" shall mean any tender offer or exchange offer for shares of the Company, provided that the person making the offer acquires shares of the Company's capital stock pursuant to such offer.

     SECTION 9.  NAKED STOCK APPRECIATION RIGHT.  The Program Administrators may
                 ------------------------------
provide that any Stock Appreciation Right granted pursuant to this Section 9 shall be a naked Stock Appreciation Right ("Naked Right"), in which event:

     (a) Participants shall be awarded Naked Rights for a period of up to five years or such shorter period which shall not be less than six months, as may be determined by the Program Administrators. Such designated period may vary as among participants and as among awards to a participant. Subject to compliance with Section 3 hereof, at the end of such designated period with respect to a participant, such participant shall receive an amount equal to the appreciation in market value of his or her Naked Rights as determined in subparagraph (b) of this Section 9 (the "Right Award"). The Right Award shall be payable in cash or in shares of Common Stock, as may be determined by the Program Administrators. A participant may receive as many awards of Naked Rights at various times as may be determined to be appropriate by the Program Administrators.

     (b) For purposes of determining the amount of a Right Award, the Program Administrators shall determine the market value of Naked Rights held by such participant at the end of the designated period for which such Naked Rights have been held ("Valuation Period") and subtract therefrom the market value of the same Naked Rights on the date awarded to such participant. The market value of one Naked Right on a valuation date shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; and shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse. The Fair Market Value of shares of the Common Stock shall be the Fair Market Value as set forth in Article 15(i) of the General Provisions and shall be used to determine the market value of one Naked Right. The market value of Naked Rights held by a participant on a valuation date shall be determined by multiplying the number of Naked Rights held by such participant by the market value of one Naked Right on such valuation date. The measurement of appreciation shall be made separately with respect to each separate award of Naked Rights.

     (c) The Naked Rights shall be used solely as a device for the measurement and determination of the amount to be paid to participants hereunder. The Naked Rights shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the Naked Rights shall be and remain the sole property of the Company and the participants' rights hereunder are limited to the right to receive cash and shares of Common Stock as herein provided.

     (d)     Notwithstanding  the  first  sentence  of  subparagraph (a) of this
Section 9, in the event the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company or of Coastal Banc ssb by means of a sale, merger or other reorganization, liquidation or otherwise, any Naked Right granted pursuant to subparagraph (a) of this Section 9 shall become immediately exercisable during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company or of Coastal Banc ssb and ending when the disposition of assets or stock contemplated by that agreement is terminated or the Naked Right is otherwise terminated in accordance with its provisions or the provisions of this S.A.R. Plan, whichever occurs first; provided, however, that no Naked Right shall be immediately exercisable under this subparagraph (d) on account of any agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation or otherwise where the stockholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Company or some other entity, immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this subparagraph (d) is not consummated, but rather is terminated, cancelled or expires, the Naked Rights granted pursuant to subparagraph (a) of this Section 9 shall thereafter be treated as if that agreement had never been entered into.

     Notwithstanding the first sentence of subparagraph (a) of this Section 9, in the event of a change in control of the Company or threatened change in control of the Company as determined by a vote of not less than a majority of the Whole Board of Directors and a majority of the Continuing Directors of the Company, as such terms are defined in the Company's Articles of Incorporation, all Naked Rights granted prior to such change in control or threatened change of control shall become immediately exercisable. The term "control" for purposes of this Section shall refer to the acquisition (subsequent to the approval of the Program by the stockholders of the Company) of 10% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Exchange Act; provided, however, no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10% or more of the voting securities of the Company, the Whole Board of Directors of the Company shall have adopted by not less than a two-thirds vote a resolution specifically approving such acquisition or offer for the specific purpose of preventing the acceleration of the vesting of such Naked Rights. The term "person" for purposes of this paragraph refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (e)     Any  Naked  Rights  granted  pursuant  to  subparagraph (a) of this
Section 9 shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Naked Right.

     (f) Shares of Common Stock shall not be issued with respect to any Naked Right granted under subparagraph (a) of this Section 9 unless the exercise of that Naked Right and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, if applicable, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Employee to whom a right has been granted under subparagraph (a) of this Section 9 ("Right Holder") to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being acquired without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation. Further, each Right Holder shall consent to the imposition of a legend on any shares of Common Stock so acquired restricting their transferability as required by law or by this subparagraph (f).

     (g) Each Right Holder, if requested by the Program Administrators when a Naked Right is granted, must agree in writing as a condition of receiving his or her Naked Right, that he or she will remain in the employ of the Company, or any Subsidiary of the Company (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a Naked Right), as the case may be, following the date of the granting of that Naked Right for a period specified by the Program Administrators, which period shall in no event exceed three years. Nothing in this Section 9 or in any Naked Right granted hereunder shall confer upon any Right Holder any right to continued employment by the Company, or any Subsidiary thereof, or limit in any way the right of the Company or any Subsidiary thereof at any time to terminate or alter the terms of that employment.

     (h) If a Right Holder ceases to be employed by the Company, or any Subsidiary thereof (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a Naked Right), for any reason other than death, Disability or Retirement, his or her Naked Right shall immediately terminate; provided, however, that the Program Administrators may, at the time a Naked Right is granted, in their discretion, allow such Naked Right to be exercised to the extent exercisable on the date of termination of employment at any time within three months after the date of termination of employment, unless either the Naked Right or this Section 9 otherwise provides for earlier termination.

     (i) If a Right Holder becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Company of any Subsidiary thereof (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a Naked Right) or ceases to be employed thereby due to Retirement, his or her Naked Rights may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to Disability or Retirement, unless either the Naked Right or this Section 9 otherwise provides for earlier termination.

     (j) Except as otherwise limited by the Program Administrators at the time of the grant of a Naked Right, if a Right Holder dies while employed by the Company or any Subsidiary thereof (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a Naked Right), or within three months after ceasing to be an Employee thereof, his or her Naked Right shall expire one year after the date of death unless by its term it expires sooner. During this one year or shorter period, the Naked Right may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Right Holder's Naked Rights shall pass by will or by the laws of descent and distribution, but only to the extent that the Right Holder is entitled to exercise the Naked Right at the date of death.

     (k) Naked Rights granted pursuant to the terms of this Section 9 may not be sold, pledged, hypothecated, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of a Right Holder only by that Right Holder.

     (l) All Naked Rights granted pursuant to the terms of this Section 9 shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

                                   COASTAL BANCORP, INC.
                         1999 STOCK COMPENSATION PROGRAM

PLAN  IV  -  PERFORMANCE  SHARE  PLAN

     SECTION 1.  PURPOSE.  The purpose of this Coastal Bancorp, Inc. Performance
                 --------
Share Plan ("Performance Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant Performance Shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and any Subsidiary and to provide key Employees with an additional incentive to contribute to the success of the Company. This Performance Plan is Part IV of the Coastal Bancorp, Inc. 1999 Stock Compensation Program.

     SECTION  2.  TERMS  AND  CONDITIONS.  The  Program Administrators may grant
                  -----------------------
Performance Shares to any Employee eligible under Article 4 of the General Provisions. Each Performance Share grant confers upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified period. The Program Administrators shall specify the performance objective and the period of duration of the Performance Share grant at the time that such Performance Share is granted. Any Performance Shares granted under this Plan shall constitute an unfunded promise to make future payments to the affected Employee upon the completion of specified conditions. The grant of an opportunity to receive Performance Shares shall not entitle the affected Employee to any rights to specific fund(s) or assets of the Company, or any parent or Subsidiary thereof.

     SECTION 3.  CASH IN LIEU OF STOCK.  In lieu of some or all of the shares of
                 ----------------------
Common Stock earned by achievement of the specified performance objectives within the specified period, the Program Administrators may distribute cash in an amount equal to the Fair Market Value of the Common Stock at the time that the Employee achieves the performance objective within the specified period. Such Fair Market Value shall be determined by Article 15(i) of the General Provisions, on the business day next preceding the date of payment. The Program Administrators shall be authorized to make payment in shares of Common Stock only if Section 83 of the Code would apply to the transfer of Common Stock to the Employee.

     SECTION  4.  PERFORMANCE  OBJECTIVE  PERIOD.  The  duration  of  the period
                  -------------------------------
within which to achieve the performance objectives is to be determined by the Program Administrators. The period may not be less than one year nor more than five years from the date the performance share is granted.

     SECTION 5.  NON-TRANSFERABLE.  A participating Employee may not transfer or
                 -----------------
assign  a  performance  share.

     SECTION  6.  PERFORMANCE  SHARE  RIGHTS  UPON  DEATH  OR  TERMINATION  OF
                  ------------------------------------------------------------
EMPLOYMENT.  If  a  participating  Employee  dies or terminates service with the
         --
Company, or any Subsidiary thereof (or a corporation or a parent or Subsidiary of such corporation issuing or assuming a Performance Share in a transaction to which Section 424(a) of the Code applies,) prior to the expiration of the performance objective period, any Performance Shares granted to him or her during that period are terminated.


                     END OF 1999 STOCK COMPENSATION PROGRAM



template1